UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

POTLATCHDELTIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

POTLATCHDELTIC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2025

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

March 27, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of PotlatchDeltic Corporation will be held online in a virtual-only meeting format on Monday, May 5, 2025, at 9:00 a.m. Pacific Daylight Time. Eligible stockholders will be able to attend the meeting online, vote their shares electronically and submit questions during the meeting by logging in at www.virtualshareholdermeeting.com/PCH2025. Stockholders will not be able to attend the meeting in person.

We are holding this meeting to:

•
elect the three director nominees named in the proxy statement to PotlatchDeltic Corporation’s Board of Directors;
•
ratify the appointment of KPMG LLP as our independent auditor for 2025;
•
approve, by an advisory vote, named executive officer compensation; and
•
transact any other business that properly comes before the meeting.

Your Board of Directors has selected March 10, 2025 as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting and at any adjournment or postponement.

Your vote is important, so please vote your shares promptly. To vote your shares, please refer to the instructions on the enclosed proxy card or voting instruction form, or review the sections titled “Annual Meeting Information – Voting” and “Instructions for Attending the Annual Meeting” of the accompanying proxy statement.

By Order of the Board of Directors,

Michele L. Tyler

Vice President, General Counsel

& Corporate Secretary

PotlatchDeltic Corporation
601 W. First Ave., Suite 1600
Spokane, WA 99201-3807	WWW.POTLATCHDELTIC.COM

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Stockholders on May 5, 2025

The Annual Meeting on May 5, 2025 at 9:00 a.m. Pacific Daylight Time is available at www.virtualshareholdermeeting.com/PCH2025.

The PotlatchDeltic Corporation Proxy Statement and 2024 Annual Report to Stockholders
are available online at www.proxyvote.com and www.potlatchdeltic.com.

ANNUAL MEETING INFORMATION

This proxy statement and the enclosed proxy card are being furnished to stockholders of PotlatchDeltic Corporation in connection with the solicitation of proxies by our Board of Directors for use at the 2025 Annual Meeting of Stockholders, which is described below. We expect to mail this proxy statement, the Notice of Meeting, and the form of proxy enclosed, on or about March 27, 2025.

Date, time, and place of the meeting

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held online in a virtual-only meeting format on Monday, May 5, 2025, at 9:00 a.m. Pacific Daylight Time. There will be no physical meeting location.

If you plan to participate in the Annual Meeting, please see the section entitled “Instructions for Attending the Annual Meeting.” Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. Stockholders may participate online by logging in at the following web address:

www.virtualshareholdermeeting.com/PCH2025

A replay of the webcast will be available on the Investor Relations page of our website at www.potlatchdeltic.com until May 5, 2026. A list of the names of stockholders of record entitled to vote at the Annual Meeting will be available ten days prior to the Annual Meeting at PotlatchDeltic Corporation, Office of the Corporate Secretary, 601 W. First Ave., Suite 1600, Spokane, WA 99201-3807. In addition, the list will be available during the entire time of the Annual Meeting on the annual meeting website shown above. As always, we encourage you to vote your shares prior to the Annual Meeting.

The purpose of the meeting is to vote upon three proposals. The inspector of election will tabulate affirmative and negative votes, abstentions, and broker non-votes, for the vote on each proposal, as applicable. These proposals and the vote required for approval of each proposal are as follows:

•
Election of Directors. The first proposal requests the election of the three director nominees named in this proxy statement to our Board. Because this is an uncontested election, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each of the nominees for director. Abstentions and broker non-votes will have no effect on the outcome of the vote on proposal election of directors.
•
Independent Auditor. The second proposal requests the ratification of the appointment of KPMG LLP as our independent auditor for 2025. The affirmative vote of a majority of the common stock present virtually or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of our independent auditor. Abstentions and broker non-votes will have the effect of a vote against this proposal.
•
Executive Compensation. The third proposal requests a non-binding, advisory vote to approve named executive officer compensation. The affirmative vote of a majority of the common stock present virtually or by proxy at the Annual Meeting and entitled to vote is required to approve, by an advisory vote, named executive officer compensation. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Recommendation of the Board of Directors

Our Board recommends that you vote as follows:

FOR each director nominee named in this proxy statement

FOR the ratification of the appointment of KPMG LLP as our independent auditor for 2025

FOR advisory approval of our named executive officer compensation

Who may vote

Stockholders who owned common stock at the close of business on March 10, 2025, the record date for the Annual Meeting, may vote at the meeting. For each share of common stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on any other matter presented.

Quorum

On March 10, 2025, the record date, we had 78,744,504 shares of common stock outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the total number of shares outstanding on the record date are present either virtually or by proxy. Abstentions and broker non-votes will both be treated as present for purposes of determining the existence of a quorum.

Proxy Solicitation

We are making this solicitation and will bear its costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone. While we have not chosen at this time to engage the services of a proxy solicitor to aid in the solicitation of proxies and to verify records relating to the solicitation, should we do so, we will bear all costs of such solicitation of proxies. We anticipate that if we retain the services of a proxy solicitor, we will pay that firm customary fees for those services, which we believe would not be significant.

Tabulation of Votes—Inspector of Election

An officer of the Company will act as the inspector of election at the Annual Meeting.

Voting

You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly with PotlatchDeltic (in your name):

•
Via Internet. Go to www.proxyvote.com and follow the instructions for voting before the Annual Meeting date. You may also vote during the Annual Meeting by going to www.virtualshareholder meeting.com/PCH2025 and following the instructions. (See the section titled “Instructions for Attending the Annual Meeting” in this proxy statement.) You will need to enter your Control Number by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.
•
By Telephone. Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter your Control Number by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.
•
In Writing. If you received printed proxy materials in the mail and wish to vote by mail, complete, sign and date your proxy card, and return it in the postage paid envelope that was provided to you to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you return your proxy card by mail or vote via the Internet or by telephone but do not select a voting preference, the individuals named as proxies on the enclosed proxy card or voting instruction form will vote your shares FOR the election of the three nominees for director named in this proxy statement, FOR the ratification of the appointment of KPMG LLP as our independent auditor for 2025, and FOR advisory approval of our executive compensation. If you have any questions or need assistance in voting your shares, please contact Broadridge toll-free at 1-800-690-6903.

Shares held in “street” or “nominee” name (through a bank, broker or other nominee):

•
You may receive a separate voting instruction form with this proxy statement from your bank, broker or nominee, or you may need to contact your bank, broker, or nominee to determine whether you will be able to vote electronically using the Internet or telephone. To vote online during the Annual Meeting, go to www.virtualshareholdermeeting.com/PCH2025 and follow the instructions. See “Instructions for Attending the Annual Meeting” in this proxy statement. You will need to enter your Control Number. If you do not have a Control Number, please contact your bank, broker, or nominee. If you are the beneficial owner of shares held in “street name” by a broker, then the broker must vote those shares in accordance with your instructions. If you do not give specific voting instructions to the broker, under Nasdaq rules, your broker cannot vote your shares on “non-discretionary” items. On “non-discretionary” items for which you do not give voting instructions, your shares will be considered “broker non-votes.”
•
The election of directors is a “non-discretionary” item. This means that the election of directors may not be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.
•
The advisory vote to approve executive compensation is also a “non-discretionary” item and may not be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.
•
The ratification of the appointment of KPMG LLP as our independent auditor for 2025 is a “discretionary” item. This means that this proposal may be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

Revoking your proxy

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Corporate Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy by voting online during the Annual Meeting. Online attendance at the meeting, by itself, will not revoke a proxy. If shares are registered in your name, you may revoke your proxy by telephone by calling 1-800-690-6903 and following the instructions or via the Internet by going to www.proxyvote.com and following the instructions.

If you are a stockholder whose shares are held in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker, or other nominee in accordance with that entity’s procedures for revoking your voting instructions.

Annual Meeting attendance

We cordially invite and encourage all of our stockholders to attend the Annual Meeting online. (See “Instructions for Attending the Annual Meeting” in this proxy statement.) Persons without a Control Number and persons who are not stockholders may attend the Annual Meeting as guests, but they will not have the option to vote shares, ask questions, or examine our list of stockholders of record.

Other matters presented at the Annual Meeting

We do not expect any matters, other than those included in this proxy statement, to be presented at the Annual Meeting. If other matters are presented, the individuals named as proxies on the enclosed proxy card will have discretionary authority to vote your shares on such matters.

PROPOSAL 1 – ELECTION OF DIRECTORS

We recommend a vote FOR each nominee.

Our Board of Directors is divided into three classes serving staggered three-year terms. The Board has nominated each of the individuals named below for election as a director at the Annual Meeting. Our Nominating and Corporate Governance Committee recommended these individuals to the Board for nomination in accordance with the Committee’s Director Nomination Policy and our Corporate Governance Guidelines.

The individuals named as proxies on the enclosed proxy card will vote FOR the election of all nominees unless you direct them to vote against any nominee or abstain from voting for any nominee. Each of this year’s nominees are currently members of the Board. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the Board or we may reduce the number of members of the Board. We recommend a vote FOR each nominee listed below.

Nominees for Election at the Annual Meeting for a Term Expiring in 2028:

Anne L. Alonzo

Age 66, a director since December 2021

Michael J. Covey

Age 67, a director since February 2006

James M. DeCosmo

Age 66, a director since September 2022

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each of the nominees for director listed in Proposal 1. Abstentions and broker non-votes will not be counted as votes cast with respect to this proposal.

BOARD OF DIRECTORS

The Board of Directors is authorized to fix the number of directors within the range of 7 to 15 members, and has fixed the number at nine. At the Annual Meeting, you and the other stockholders will elect three individuals to serve as directors until the 2028 Annual Meeting. See “Proposal 1 – Election of Directors.” Our Bylaws require our directors to be elected by a majority vote of the votes cast at the Annual Meeting on each nominee.

Below are the names and ages of our directors who will be continuing directors as of the date of this proxy statement, the year each of them became a director, their principal occupation or employment for at least the past five years, and certain of their other directorships. In addition, set forth below for each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director for the company. If you do not select a voting preference, the persons named as proxies in the accompanying proxy will vote for the election of the nominees listed below. We have no reason to believe that any of these nominees will be unable to serve as a director.

Each of our directors has skills and experience in one or more aspects of corporate responsibility matters, including

•
business ethics and compliance;
•
governance;
•
cybersecurity, data security, and privacy;
•
social responsibility, including human capital and health and safety;
•
workforce engagement;
•
culture;
•
talent development;
•
environmental sustainability;
•
climate;
•
regulatory and public policy matters; and
•
risk management.

Our Board is committed to diverse representation in its membership and leadership. Currently, our Board of Directors includes three women, one director who identifies herself as ethnically diverse, and one military veteran. Two of our Board‘s three standing committees are chaired by women.

Nominees for Election at this Meeting for a Term Expiring in 2028 (Class II)

Anne L. Alonzo (age 66) has been a director since December 3, 2021. Since April 2023, Ms. Alonzo has also served as a director of Unitil Corporation, a publicly traded electricity and natural gas utility company, where she sits on the audit committee and the executive compensation committee. Ms. Alonzo is a board member at Feeding America, the largest hunger relief charity in the United States, and she serves on the Advisory Board of the John L. Weinberg Center for Corporate Governance at the University of Delaware. Previously, Ms. Alonzo was the Senior Vice President, External Affairs and Chief Sustainability Officer of Corteva AgriScience, a publicly traded agricultural chemical and seed company, from April 2020 until August 2021. From January 2016 until April 2020, she was President and Chief Executive Officer and a member of the Board Executive Committee of the American Egg Board. Ms. Alonzo has also held several other leadership positions, including at the U.S. Department of Agriculture, U.S. Environmental Protection Agency, and Kraft Foods, Inc. (now Mondelez International, Inc.). Ms. Alonzo has also earned a Board Fellowship credential from the National Association of Corporate Directors, a Certificate in ESG: Navigating the Board’s Role from Berkeley Law Executive Education, and a Certificate in Climate Leadership from Diligent Institute.

Ms. Alonzo’s significant experience in corporate responsibility matters (including sustainability, workforce engagement, governance, legal and regulatory matters, and risk and crisis mitigation), strategy, and supply chain, as well as her public company experience, provides valuable insight to the Board in its oversight of the company.

Michael J. Covey (age 67) has been a director since February 2006. Mr. Covey also served as our Chief Executive Officer from February 2006 through December 2020 and as President and Chief Executive Officer from February 2006 to March 2013. Mr. Covey has also been Chair of the Board since January 2007, continued as Executive Chair of the Board from January 2021 until November 2022, and has continued as non-executive Chair of the Board since December 2022. Prior to joining PotlatchDeltic in 2006, he was employed for 23 years by Plum Creek Timber Company, Inc., a REIT formerly traded on NYSE until it was acquired by Weyerhaeuser Company in 2016, where he served as Executive Vice President from 2001 until shortly before joining PotlatchDeltic in 2006. Mr. Covey served as a director of Esterline Corporation, a publicly traded aerospace manufacturing company from May 2017 until March 2019, when it was acquired by TransDigm Group, Inc.

As our former Chief Executive Officer, Mr. Covey has a deep understanding of all aspects of our business and operations. Mr. Covey has a strong background in timberlands, real estate and forest products, with extensive executive-level experience in financial and operational management of timberlands and wood products and other manufacturing facilities. In addition, Mr. Covey has experience managing a REIT, with an operational understanding of the requirements associated with maintaining REIT status. We believe Mr. Covey’s deep knowledge of our industry, his comprehensive understanding of our business and operations and his experience serving on another public company’s board enable him to facilitate the Board’s oversight role.

James M. DeCosmo (age 66) has been a director since September 14, 2022, the date of the merger of CatchMark Timber Trust, Inc. (“CatchMark”) with our wholly owned subsidiary (the “CatchMark Merger”). Mr. DeCosmo served as the President and Chief Executive Officer of Forestar Group Inc., a real estate company, from 2006 to 2015 and as a director of Forestar from 2007 to 2015. Prior to Forestar’s spin-off from Temple-Inland Inc. in 2007, Mr. DeCosmo served as Temple-Inland’s Group Vice President from 2005 to 2007; Vice President, Forest, responsible for operations and management of 2.2 million acres, from 2000 to 2005; and Director of Forest Management from 1999 to 2000. Prior to joining Temple-Inland, Mr. DeCosmo held various land management positions throughout the southeastern United States. Mr. DeCosmo also served as a member of the board of directors of CatchMark from April 2020 to September 2022.

Mr. DeCosmo’s extensive experience in the management of timberlands, combined with his experience serving as a Chief Executive Officer and a director of, and otherwise managing, organizations engaged in the ownership, acquisition and management of timberlands, enable Mr. DeCosmo to effectively carry out his duties and responsibilities as a director.

Directors Continuing in Office until 2027 (Class I)

William L. Driscoll (age 62) has been a director since January 2004. He is currently a partner with Lincoln Park Partners, a private commercial real estate and management company and serves as President of Tacoma Venture Fund, LLC, a seed stage venture fund focused on the Pacific Northwest. Mr. Driscoll has served as Chairman of Clearwater Management Company, a registered investment adviser, since June 2016.

Mr. Driscoll has extensive experience with evaluating, establishing, and managing major commercial relationships such as joint ventures, with particular skills in real estate and commercial property management. In addition, Mr. Driscoll has strong strategic planning and financial analysis skills, including global purchase and supply chain management skills. He also has experience operating in the domestic and international forest and wood products industries and serving on the board of a data security company. We believe that Mr. Driscoll’s tenure as a director of the company enables him to provide uniquely valuable contributions to the Board due to his familiarity with our businesses and the cyclical nature of our industry.

D. Mark Leland (age 63) has been a director since February 20, 2018, the date of the merger of Deltic Timber Corporation (“Deltic”) with our wholly owned subsidiary (“Deltic Merger”). Mr. Leland had been a director of Deltic since June 2016 and served as Deltic’s Interim President and Chief Executive Officer from October 10, 2016 through March 8, 2017. Mr. Leland previously served on the board of directors of Equitrans Midstream Corporation, a publicly-traded natural gas company from January 2020 until July 2024 when Equitrans Midstream Corporation merged with EQT Corporation, another publicly-traded natural gas company. Mr. Leland also served on the Board of Altus Midstream Company, a publicly traded Permian-to-Gulf Coast midstream company from November 2018 until February 2022 when it merged with BCP Raptor Holdco LP to create Kinetik Holdings Inc., a publicly traded midstream company. Mr. Leland has served on the Board of Kinetik Holdings since the February 2022 merger. In addition, Mr. Leland served as Executive Vice President and Chief Financial Officer of El Paso Corporation, a natural gas and energy company formerly traded on NYSE from 2005 to 2009, as President of El Paso’s midstream business unit from 2009 to 2012, and as Director of El Paso Pipeline Partners, L.P. from its formation in 2007 to 2012.

Mr. Leland’s extensive executive, operational, and financial experience including his certifications as an Internal Auditor and Management Accountant, as well as his prior service as Deltic’s Interim President and CEO and his experience on the boards of directors of several publicly traded companies, provides invaluable insight to the Board in its oversight of the company’s assets and operations.

Lenore M. Sullivan (age 67) has been a director since February 20, 2018, the date of the Deltic Merger. Ms. Sullivan had been a director of Deltic since June 2015. Ms. Sullivan is a retired partner from Perella Weinberg Partners where she served as portfolio manager for the firm’s Agility Real Return Asset Fund from 2007 to 2009. She served on the Investment Advisory Committee of the Employee Retirement System of Texas from 2010 to 2019 and previously served as the Associate Director for the Real Estate and Finance and Investment Center at the University of Texas at Austin from 2002 to 2007. From 2000 to 2002, she was Vice President of Hunt Private Equity Group, Inc. and from 1992 to 2000 she was President and co-owner of Stonegate Advisors, a private equity firm. From 1995 to 1996, Ms. Sullivan was Chief Financial Officer of Canizaro Interests and from 1990 to 1992 she was Vice President, Treasurer and acting Chief Financial Officer of Wyndham Hotel Group. Ms. Sullivan holds a Master of Business Administration from Harvard University. Ms. Sullivan served on the board of HFF, Inc., a publicly traded real estate financial services company from 2007 until it was acquired by Jones Lang LaSalle Incorporated in June 2019. She has served on the boards of RREEF America II REIT, a privately held REIT, since 2015 and RREEF’s Core Plus Industrial Fund since 2017. Ms. Sullivan served on the board of Parkway Properties, Inc., a formerly publicly traded REIT from 2003 until 2011.

Ms. Sullivan’s extensive knowledge of real estate, REITs, financing and related capital markets as well as her corporate financial experience in analyzing and evaluating financial statements and her executive experience supplements the Board’s extensive collective expertise in these areas. Ms. Sullivan’s service on the board of other publicly traded companies has provided her with additional corporate governance and oversight experience.

Directors Continuing in Office until 2026 (Class III)

Linda M. Breard (age 55) has been a director since October 2015. Ms. Breard is a certified public accountant and was most recently a consultant with Impinj, a publicly traded technology company, from March 2018 through December 2020. She served as CFO Consultant/Interim CFO of Impinj until a new CFO was hired, effective February 17, 2020, after which she transitioned to a new role as Strategic Consultant to the CEO, where she had continued responsibility for human resources, IT and facilities and worldwide operations through the end of 2020. From February to July 2017, Ms. Breard served as Executive Vice President and Chief Financial Officer of Kaiser Permanente Washington, which provides health insurance and medical care. Previously, Ms. Breard served as Executive Vice President and Chief Financial Officer of Group Health Cooperative, a health maintenance organization, from February 2016 until it was acquired by Kaiser Permanente in February 2017. Prior to that, Ms. Breard served as Chief Financial Officer of Quantum Corporation, a publicly traded data storage company, from 2011 to 2016. Ms. Breard joined Quantum in 2006 when Quantum acquired Advanced Digital Information Corporation, a publicly traded data storage company, where she held a Vice President role. Ms. Breard also served as Senior Vice President of Finance, IT and Facilities at Quantum from 2009 to 2016, and as Senior Vice President of Human Resources and Corporate Communications from 2012 to 2016. Ms. Breard has served as a director of Insight Enterprises, Inc., a publicly traded Fortune 500 global technology company since February 2018, where she is the audit committee chair and serves on the compensation committee. She has also been a director and member of the audit committee of Paylocity Holding Corporation, a publicly traded provider of cloud-based payroll and human capital management software, since October 2023.

Through her service as Chief Financial Officer of various publicly traded companies and major health care organizations over the past decade, Ms. Breard has substantial capital markets and financial reporting expertise as well as an understanding of internal controls. She also has significant oversight and executive-level management experience having been responsible for information technology, facilities, human resources, corporate communications, operations, and supply chain management in addition to her Chief Financial Officer responsibilities.

Eric J. Cremers (age 61) has been a director since March 2013 and our President and Chief Executive Officer since January 2021. Mr. Cremers also served as President and Chief Operating Officer from March 2013 through December 2020, and as Executive Vice President and Chief Financial Officer from February 2012 to March 2013. Mr. Cremers joined the company in 2007 as Vice President and Chief Financial Officer.

Mr. Cremers has strong strategic planning and financial analysis skills, including evaluating investment opportunities and mergers and acquisitions. He also has experience operating in the domestic forest and wood products industries. As our President and Chief Executive Officer, former President and Chief Operating Officer, and former Chief Financial Officer, Mr. Cremers has a deep understanding of all aspects of our business and operations. In addition, Mr. Cremers has experience managing a REIT, with an operational understanding of the requirements associated with maintaining REIT status.

Lawrence S. Peiros (age 69) has been a director since February 2003. From 1981 until 2013, Mr. Peiros was employed by The Clorox Company, a publicly traded global consumer packaged goods company. He served as Executive Vice President and Chief Operating Officer of Clorox from 2007 until his retirement in 2013. Previously, he served as Group Vice President of Clorox, a position he held from 1999 to 2007. Mr. Peiros served as a director of Annie’s, Inc., a publicly traded natural food company from 2013 until it was acquired by General Mills in 2014. He also served as a director of Ross Stores, Inc., a publicly traded clothing retailer, from 2013 to 2019. In 2018, he was appointed as a director of Once Upon A Farm, an organic, fresh food start-up.

Mr. Peiros is a seasoned business leader with significant experience in global business operations, marketing, sales, product supply, and research and development. As a senior executive at a major consumer products company, Mr. Peiros regularly interacted with the investment community and held leadership roles in industry associations. Mr. Peiros’s service on the boards of two other public companies has provided him with additional corporate governance, leadership, and oversight experience.

CORPORATE GOVERNANCE

PotlatchDeltic Corporation is committed to sound principles of corporate governance and high ethical standards. Our Board reevaluates our policies on an ongoing basis to ensure they address our company’s needs. Information is provided below regarding certain key corporate governance and ethics policies and practices, which we believe enable us to manage our business in accordance with sound principles of corporate governance and high ethical standards and in the best interests of our stockholders. Our corporate governance documents and policies may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” and then selecting the appropriate link. You may also obtain a printed copy of any of the materials referred to below by contacting us at the following address:

PotlatchDeltic Corporation

Attention: Corporate Secretary

601 W. First Ave., Suite 1600

Spokane, WA 99201-3807

Telephone: (509) 835-1500

Corporate Governance Guidelines; Corporate Conduct and Ethics Code

Our Board of Directors and management operate within our comprehensive plan of corporate governance that defines our Board’s and executives’ responsibilities, sets high standards for their professional and personal conduct and provides for monitoring of their compliance with those responsibilities and other legal standards. Our Board has adopted Corporate Governance Guidelines (“Governance Guidelines”), which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our company. In addition, all committees of the Board operate under charters that describe the responsibilities and practices of each committee.

We have adopted a Corporate Conduct and Ethics Code (“Ethics Code”), which provides ethical standards and policies that apply to all of our directors, officers and employees. Our Ethics Code requires that our directors, officers and employees avoid conflicts of interest, comply with laws and other legal requirements, conduct business honestly and ethically, provide full and accurate reporting to us and otherwise act with integrity and in the company’s best interests. We have also established procedures so that complaints regarding our accounting and auditing matters, conflicts of interests, securities law compliance and other matters can be submitted confidentially and anonymously. See “Communications with Directors” below.

The Ethics Code and the Governance Guidelines may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” and then selecting the appropriate link.

Majority Voting in Director Elections

We have adopted majority voting procedures for the election of directors in uncontested elections. In an uncontested election, each nominee is elected by the vote of a majority of the votes cast on such nominee’s election. Abstentions and broker non-votes will not be counted as votes cast in an uncontested election, and so will have no effect on the outcome of the vote. As provided in our Bylaws, an “uncontested election” is one in which the number of nominees equals the number of directors to be elected in such election. The Board may nominate or elect as a director only persons who agree to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective upon (i) the failure of the candidate to receive the required vote at the next annual meeting at which he or she faces re-election and (ii) the acceptance by the Board of such resignation. If an incumbent director fails to receive the required vote for re-election in an uncontested election, the Nominating and Corporate Governance Committee determines whether such director’s resignation should be accepted and makes a recommendation to the Board, which makes the final determination whether to accept the resignation. The Board must publicly disclose its decision within 90 days from the date of certification of the election results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy or may decrease the size of the Board.

Nominees for Director

Our Nominating and Corporate Governance Committee, or Nominating Committee, is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. The Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies if they occur. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their ability to act on behalf of all stockholders and their character, judgment, diversity of experience, and business acumen. In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director. Our Nominating Committee also seeks to ensure that a majority of our Board members are independent under Nasdaq rules, as required by our Governance Guidelines, and that at least one Board member meets the criteria for an “audit committee financial expert” under Securities and Exchange Commission (“SEC”) rules.

The Nominating Committee periodically consults with the Board to establish, modify and affirm a specific set of skills, professional or business experience, and attributes that should be represented on the Board of Directors and recommends to the Board any changes deemed appropriate by the Committee. Annually, in connection with the Board and committee performance evaluations, and when retirements or other changes are expected to occur, the Nominating Committee reviews a written matrix that illustrates these desired qualities and matches them with individual members of the Board to assess how well these qualities are currently represented on the Board or if there are any gaps. From time to time, when the Nominating Committee concludes that one or more gaps exist, it will seek to find a director candidate who would bring the desired trait to the Board.

Currently, the Committee’s director skill matrix sets forth the following desired backgrounds that should be represented on the Board by at least one director:

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active or retired publicly traded company chief executive officer or other officer;
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member of boards of directors of other public companies;
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forest products industry experience;
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real estate investment and development experience;
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management and business strategy expertise;
•
capital markets experience;
•
human resource, compensation, and benefits experience; and
•
financial reporting and audit experience.

In addition to seeking highly qualified and dedicated directors, the Board recognizes the value in diversity and endeavors to assemble a Board with diverse backgrounds, skills, professional experience, perspectives, age, race, ethnicity and gender. Accordingly, the Board is committed to actively seeking out diverse candidates, including women and individuals from underrepresented groups, to include in the pool from which new director nominees are selected. Currently, 33% of the members of the Board are diverse, with 33% who are women and 11% who are ethnically diverse.

Prior to each annual meeting of stockholders, our Nominating Committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board for any particular talents and experience. If a director no longer wants to continue in service, the Nominating Committee decides not to re-nominate the director, or if a vacancy is created on the Board because of a resignation or an increase in the size of the Board or other event, then the Nominating Committee considers various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by a director search firm engaged by the Nominating Committee, and by our stockholders.

The Director Nomination Policy and our Bylaws set forth the process for nomination of directors by stockholders. A stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating Committee should notify our Corporate Secretary in writing at our principal office. Such notice must be delivered to our office by the deadline set forth in our Bylaws. Each notice must include the information about the stockholder and the prospective nominee, which must be updated as necessary, as would be required if the stockholder were nominating a person to the Board under our Bylaws, including the following information:

•
the name and address of the stockholder;
•
the number of shares of PotlatchDeltic stock owned by the stockholder and the prospective nominee, and a description of any derivative, synthetic or short positions or similar hedging transactions with respect to PotlatchDeltic’s stock held by the stockholder;
•
a description of any arrangements to which the stockholder is a party with respect to the nomination of the prospective nominee;
•
a completed written questionnaire regarding certain information about the prospective nominee of the type required in the company’s annual questionnaire for directors and officers;
•
a written representation and agreement by the nominee that the nominee is not a party to any agreement regarding activities as a director and that the nominee will comply with the company’s policies and guidelines that are applicable to directors;
•
a statement whether the prospective nominee, if elected, intends to tender an irrevocable resignation effective upon (i) his or her failure to receive the required vote for re-election and (ii) acceptance of such resignation by the Board;
•
a description of all compensation and other relationships during the past three years between the stockholder or its associates, and the prospective nominee;
•
the prospective nominee’s written consent to serve as a director for the full term, if elected; and
•
any other information relating to the prospective nominee or stockholder required to be disclosed pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

The company may require any prospective nominee recommended by a stockholder to furnish such other information as may reasonably be required by the company to determine the eligibility of such person to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such person.

The foregoing is only a summary of the detailed requirements set forth in our Director Nomination Policy and Bylaws regarding director nominations by stockholders. This description is qualified in its entirety by reference to the full text of our Director Nomination Policy and Bylaws. Copies of our Director Nomination Policy and Bylaws may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” and then “Corporate Governance.”

In addition to satisfying the requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies for a director nominee in accordance with SEC Rule 14a-19 under the Exchange Act (the universal proxy rules) must comply with all the requirements of Rule 14a-19(b).

Director Independence

The role of our Board is to oversee and provide policy guidance on our business and affairs. The Board believes that it will best serve our stockholders if the majority of its members are independent. Michael J. Covey, who serves as our Chair of the Board, and Eric J. Cremers, who serves as our President and Chief Executive Officer are the directors who are not independent.

With the exception of Mr. Covey and Mr. Cremers, the Board has determined that all of our directors are independent within the meaning of applicable Nasdaq corporate governance listing rules and our Director Independence Policy, which may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” and then “Corporate Governance.” Each of the following committees is composed entirely of independent directors: the Audit Committee, the Nominating and Corporate Governance Committee, and the Executive Compensation and Personnel Policies Committee.

Board Leadership Structure

Mr. Covey serves as Chair of our Board and formerly served as our Chief Executive Officer. Lawrence S. Peiros is the Lead Director (also known as the Vice Chair) of our Board and acts as lead director of the independent Board members. The Board has structured the role of our Lead Director to strike an appropriate balance to the Chair role and to fulfill the important requirements of independent leadership on the Board. The Lead Director is appointed by the independent directors. The Lead Director’s principal responsibility is to contribute to the independence of the Board in the discharge of its responsibilities including risk oversight. As Lead Director, Mr. Peiros:

•
presides at all meetings of the Board at which the Chair is not present;
•
presides at executive sessions of the independent directors;
•
may call special meetings of the Board;
•
consults with the Chair in the development of meeting agendas;
•
acts as a facilitator in effectively communicating director concerns, agenda items, and issues to management;
•
coordinates communications between the independent directors and stockholders and other interested parties;
•
helps the Chair facilitate full and candid Board discussions;
•
collaborates with the Nominating and Corporate Governance Committee on matters related to Board effectiveness and independence;
•
works with the Chair and the committee Chairs in developing and monitoring the Board’s overall approach to governance issues; and
•
coordinates the annual performance evaluation of the Board.

Our Board has determined that the leadership structure of the Board, in particular having Mr. Covey serve as the Chair and Mr. Peiros serve as the Lead Director, is appropriate and in the best interests of the company. This structure allows the Board’s meeting agendas to be established, in consultation with a lead director, by an individual with a deep understanding of our business and operations. Given the size of the Board and the scope of our business, Mr. Covey’s insight into our business relative to his role as Chair enables him to facilitate the Board’s oversight role. Mr. Peiros’s participation in the agenda setting process, together with his presiding over executive sessions, contributes to the independence of the Board in the discharge of its responsibilities.

At each of its regular meetings and, as necessary at special meetings, the Board meets in executive session without members of management present. Each committee of the Board also schedules an executive session without members of management present as necessary for regularly scheduled meetings and, when appropriate, for special meetings.

Risk Oversight

Our company has an enterprise risk management program overseen by senior management. The Board oversees the company’s business, the risks associated with its business, and the steps that senior management is taking to evaluate, manage and mitigate those risks. This oversight is supported by the Board’s leadership structure, which provides for oversight and monitoring of strategic and other material risks by the full Board under the leadership of the Chair and the Lead Director, and for oversight and evaluation of discrete risks in committees.

The Board also oversees corporate responsibility matters, including our environmental management, sustainability strategy, social responsibility, health and safety program performance, public policy, advocacy and government relations, corporate governance policies and practices, human capital management initiatives, organizational culture and climate-related risks and opportunities. See “Our Commitment to Corporate Responsibility” below.

As required by Nasdaq listing rules and pursuant to its charter, the Board’s Audit Committee, composed entirely of independent directors, provides oversight on matters relating to accounting, financial reporting, internal controls, auditing, and legal and regulatory compliance activities, including monitoring our compliance with tax and other rules pertaining to our status as a REIT, and other matters as the Board deems appropriate. The Audit Committee’s responsibilities include assisting the Board in its oversight of the company’s enterprise risk management program, carbon accounting, and corporate responsibility-related audit matters. The Audit Committee’s oversight of the enterprise risk management program includes reviewing and discussing with management at least annually (i) management’s report on risk management, including management’s assessment of risk exposure (for example, risks relating to operations, climate change, cybersecurity threats and regulatory compliance, among others), the processes in place to identify and manage significant risks, and steps taken by management to control or mitigate such exposures, and (ii) management’s report on cybersecurity risk management, which may include a review of the company’s cybersecurity framework, priorities, risk profile, and processes, controls, and strategy to mitigate data protection and cybersecurity risks. The Audit Committee’s responsibilities also include discussing with management any significant cybersecurity incidents that may have a material effect on the company’s business or its financial statements and management’s mitigation and remediation plan for such incidents. The Audit Committee periodically updates the Board on risk management matters. The Board may also receive updates between meetings from the President and Chief Executive Officer relating to risk oversight matters. In carrying out its responsibilities, the Audit Committee also oversees the appointment and compensation of the Internal Audit Director and reviews the staffing of the Internal Audit Department. The Internal Audit Director reports to the Audit Committee. The Audit Committee reviews with the Internal Audit Director the scope and plan of the work to be done by the internal audit function and the results of such work.

The Audit Committee also:

•
establishes procedures for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters;
•
establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•
discusses with the company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the company’s financial statements or the company’s business or compliance policies, including material notices to, or inquiries received from, governmental agencies;
•
discusses the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including discussing the guidelines and policies to govern the process by which management assesses and manages the company’s exposure to financial risk; and
•
reviews with the Board any issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditor, or the performance of the internal audit function.

The Audit Committee meets at least quarterly with the Internal Audit Director and other members of management.

The Executive Compensation and Personnel Policies Committee (the “Compensation Committee”) periodically reviews risks associated with our executive compensation program and the risks related to the company’s succession planning process. See “Compensation Discussion and Analysis – Risk Assessment.” Based upon a comprehensive review of the company’s executive compensation program by the Compensation Committee’s independent compensation consultant, see “Compensation Discussion and Analysis – Compensation Consultants,” and management’s assessment of the company’s compensation programs for all employees, which is shared with the Compensation Committee, management does not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, the Compensation Committee assists the Board in its oversight of our policies and strategies relating to human capital management, including workforce engagement, and talent recruitment, development, and retention.

The Nominating and Corporate Governance Committee assists the Board in its oversight of the company’s overall compliance with applicable environmental laws and operating permits, and works with the Audit Committee on environmental compliance issues that could have a material financial effect on the company. Management provides periodic updates to the Nominating and Corporate Governance Committee on significant environmental matters.

Our Commitment to Corporate Responsibility

The table below highlights some of our recent corporate responsibility initiatives and commitments.

Category	Practice
Corporate Responsibility
•
We issued our 2023 Corporate Responsibility Report in May 2024, highlighting how we advanced our corporate responsibility goals within our four pillars – Forests, Planet, People, and Performance – and how we supported the United Nations Sustainable Development Goals. We also linked the report to additional data and information on key topics and case studies available on the Corporate Responsibility section of our website. Our reporting was prepared with reference to the Global Reporting Initiative (GRI) and in alignment with the Sustainability Accounting Standards Board (SASB) and Task Force on Climate-Related Financial Disclosures (TCFD) frameworks.
•
We published data describing our carbon record including our estimated carbon removals and our estimated Scope 1, Scope 2, and Scope 3 greenhouse gas (GHG) emissions.
•
Our Vice President, Public Affairs and Chief Sustainability Officer provides senior leadership on corporate responsibility reporting, reports directly to the President and Chief Executive Officer, and reports regularly to the Board on corporate responsibility matters and initiatives.
•
We have an established governance system that develops our corporate responsibility strategy and goals, with oversight by the Board. An enterprise-wide risk management and control framework identifies, assesses and mitigates where possible material risks facing the company, including climate risks. Our Corporate Responsibility Working Group and Corporate Responsibility Management Committee meet regularly to work on initiatives and analyses.
•
In 2024, we increased our reporting to certain third-party ratings services, submitting questionnaire responses to CDP, Sustainalytics, ISS and S&P Global CSA.

Corporate Responsibility Goals and Targets
•
Each executive’s annual incentive compensation goals for 2024 included goals based on corporate responsibility metrics. See “Compensation, Discussion and Analysis – 2024 Annual Incentive Awards – 2024 Non-Financial Performance Metrics and Results” below.
•
We continue to make progress towards our 2030 GHG reduction targets from a 2021 baseline. These targets include a 42% reduction in Scope 1 and Scope 2 emissions and a 25% reduction in Scope 3 value chain emissions.

Board Composition
•
Our Board is committed to diverse representation in its membership and leadership, and currently maintains the following diversity characteristics:
o
Three of our nine directors are women (33% of the full Board and 43% of our independent directors).
o
Women chair two of the Board’s three standing committees.
o
One of our nine directors (11% of the Board) is ethnically diverse.
o
One of our nine directors (11% of the Board) is a military veteran.

Corporate Responsibility Skills of Directors
•
Each of our directors has skills and experience in one or more aspects of corporate responsibility, including business ethics and compliance; governance; cybersecurity, data security, and privacy; social responsibility, including human capital and health and safety; workforce engagement; culture; talent development; environmental sustainability; climate; regulatory and public policy matters; and risk management.

Governance Documents and Policies
•
Our Corporate Governance Guidelines and Committee Charters include disclosures on our Board’s and Committees’ oversight of corporate responsibility matters.
•
Our Corporate Governance Guidelines reflect the Board’s oversight of sustainability strategy, public policy and government relations, and health and safety program performance.
•
Our Director Nomination Policy and Corporate Governance Guidelines provide that, in connection with the selection of director candidates, the Board is committed to actively seeking out diverse candidates, including women and individuals from underrepresented groups, to include in the pool from which new director nominees are selected.
•
Our Nominating and Corporate Governance Committee Charter provides that the Committee assists the Board in the development of the company’s approach to corporate governance issues, including but not limited to the Board’s oversight of the company’s overall compliance with applicable environmental laws and operating permits, and works with the Audit Committee on environmental compliance issues that could have a material financial effect on the company.
•
Our Executive Compensation and Personnel Policies Committee Charter reflects the Committee’s practice of assisting the Board in its oversight of our policies and strategies relating to human capital management, including workforce engagement, and talent recruitment, development, and retention.
•
Our Audit Committee Charter provides for the Committee’s oversight of carbon accounting and corporate responsibility-related audit matters, and our enterprise risk management program. See “Risk Oversight” above.
•
We have adopted additional policies and procedures to further integrate our mission and values into the operation of our business, including a Workforce Engagement Policy, a Human Rights Policy, a Supplier Code of Conduct and a Forest Stewardship Policy.

Employee Workforce
•
The average variance in median pay between men and women by pay grade is less than 2% across the company.
•
As of December 31, 2024, women represented approximately 33% of our executives, 33% of our salaried workforce, 15% of our hourly workforce and 19% of our total workforce. Overall, approximately 21% of our workforce comprises individuals that identify as a member of one or more racial minority groups.
•
As of December 31, 2024, military veterans represented approximately 7% of our workforce.
•
We continued to promote the professional development of women throughout our businesses by launching a new employee resource group during Women’s History Month, which is focused on providing a sense of community, meaningful connections and mentorship opportunities for women at the Company called LIFT (Lead. Inspire. Foster. Thrive!).
•
Our employee resource group for military veterans, SALUTE, continued to be active among our employees, furthering its mission to support veterans personally and professionally at PotlatchDeltic. In 2024, SALUTE sponsored the establishment of a VA-certified on-the-job training program at our lumber mill in Bemidji, Minnesota. This program allows newly hired veterans to receive certain GI bill funds from the Department of Veterans Affairs as supplemental income during their first 1,400 hours of training at our company.

Shareholder Engagement
•
We regularly engage with our shareholders. During 2024, members of executive management met with shareholders owning approximately 60% of outstanding active institutional ownership. These engagements included in-person meetings and video and telephone conference calls covering topics such as company strategy, business fundamentals, capital allocation priorities, growth, emerging natural climate solutions opportunities, and corporate responsibility. We discuss key themes and feedback with the Board to keep it apprised of shareholder views, insights, and trends.

Health and Safety Matters
•
Four of our seven facilities have been recognized by voluntary protection programs in partnership with the Occupational Safety & Health Administration for excellence in occupational health and safety.
•
Our St. Maries, Idaho plywood mill received the Equipment-Based Innovation in Safety Award from the American Plywood Association for developing an Automatic Hot Press Panel Feeder machine, which feeds plywood panels into the mill’s vertical hot-press chargers, replacing the mill’s manual process.
•
Our St. Maries, Idaho sawmill was recognized by the Western Wood Products Association with the District 5 Safety Award for the lowest 1-year incident rate and the HI-Q Award, for high grading proficiency.
•
Our Bemidji, Minnesota sawmill was recognized as a 2024 Diamond Award Winner at the Minnesota Governor’s Workplace Safety Awards.

Environmental Matters
•
We reported 2023 estimated Scope 1, Scope 2, and Scope 3 GHG emissions in 2024.
•
We utilize a comprehensive timberland environmental management system, which focuses on continual improvement in achieving our sustainable forest management objectives, and complying with laws, regulations and standards.

For additional information on our human capital resources matters, see Part I, Item 1, Business, Environmental, Social and Governance Practices - Social Responsibility Practices, in our 2024 Annual Report, which can be found at www.proxyvote.com and www.potlatchdeltic.com. In addition, our Corporate Responsibility Report and our climate and carbon data and other information on our commitment to corporate responsibility can be found at www.potlatchdeltic.com.

Transactions with Related Persons

Securities laws require us to disclose certain business transactions that are considered related person transactions. In order to comply with these requirements, our Audit Committee has adopted a Related Person Transactions Policy that applies to any director or executive officer of the company, any nominee for director, any beneficial owner of more than 5% of our voting stock, any immediate family member of any of the foregoing persons, and any entity that employs any of the foregoing persons, or in which any of the foregoing persons is a general partner, principal or 10% or greater beneficial owner. Transactions covered by this policy are those in which (a) we or any of our subsidiaries participate, (b) the amount involved exceeds $120,000, and (c) any related person had, has, or will have a direct or indirect material interest, as defined in the policy.

Any proposed related person transaction is reviewed by our Audit Committee at its next regularly scheduled meeting, unless our Corporate Secretary determines that it is not practicable or desirable to wait until the next scheduled meeting for review of a particular transaction, in which case the Chair of the Audit Committee has the authority to review and consider the proposed transaction. Only those transactions determined to be fair and in the company’s best interests are approved, after taking into account all factors deemed relevant by the Audit Committee, or its Chair, as the case may be. If the Chair approves any related person transaction, then that approval is reported to the Audit Committee at its next regularly scheduled meeting. The entire Related Persons Transaction Policy may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance.”

There were no transactions with related persons in 2024 that required disclosure in this proxy statement or that required approval by the Audit Committee pursuant to the policy described above.

Board Meetings

During 2024, our Board met four times. None of our directors attended less than 75% of all meetings of the Board and committees on which such director served that were held while the director was a member of the Board or committee. The Board does not have a policy requiring director attendance at annual meetings of the stockholders. Six of our directors attended the 2024 Annual Meeting of Stockholders.

Committees of the Board

Our Board currently has three standing committees, as described below. The current charters of each of these committees may be viewed by going to our website at www.potlatchdeltic.com, selecting “Investors,” and then “Corporate Governance.”

The following table shows the current membership of each Committee:

Name	Audit Committee	Executive Compensation and Personnel Policies Committee	Nominating and Corporate Governance Committee
Anne L. Alonzo	X		X
Linda M. Breard	X (Chair)	X
James M. DeCosmo	X
William L. Driscoll*		X	X
D. Mark Leland	X	X (Chair)
Lawrence S. Peiros		X	X
Lenore M. Sullivan	X		X (Chair)

* Mr. Driscoll was appointed to the Nominating and Corporate Governance Committee in May 2024.

Audit Committee

Our Audit Committee is responsible for assisting the Board in its oversight of our accounting, financial reporting, internal controls, auditing, legal and regulatory compliance activities, including monitoring our compliance with the tax and other rules pertaining to our status as a REIT, and other matters as the Board deems appropriate. In accordance with Nasdaq requirements and pursuant to its charter, the Audit Committee also provides risk oversight as described above under the heading “Risk Oversight.” In addition, the Audit Committee is responsible for assisting the Board in its oversight of the company’s enterprise risk management program, carbon accounting and corporate responsibility-related audit matters. The Audit Committee has sole authority to retain, compensate and terminate our independent registered public accounting firm and oversees the appointment and compensation of our Internal Audit Director. In addition, the Audit Committee oversees and administers our Related Person Transactions Policy described above under the heading “Transactions with Related Persons.” The Committee has appointed KPMG LLP as our independent registered public accounting firm and pre-approves its audit fees and non-audit services and fees in accordance with criteria adopted by the Committee. Further, the Audit Committee reviews and makes recommendations to the Board with respect to financings and other financial matters, reviews and approves the company’s use of uncleared interest rate and commodity swaps, and acts based on the Board’s delegation of authority with respect to specific financing transactions.

Our Board has determined that all members of our Audit Committee are independent within the meaning of applicable Nasdaq listing rules and our Director Independence Policy, and that all members are “financially literate.” The Board also has determined that Committee Chair Linda M. Breard is an “audit committee financial expert” as defined by SEC rules.

Our Audit Committee met eight times in 2024. See “Audit Committee Report” in this proxy statement for a description of the Committee’s activities during 2024.

Executive Compensation and Personnel Policies Committee

Our Executive Compensation and Personnel Policies Committee (the “Compensation Committee”) oversees our executive compensation and benefits programs and general personnel policies and practices for our executives. See “Compensation Discussion and Analysis” for a discussion of the Compensation Committee’s role in setting executive compensation and the role of compensation consultants. The Compensation Committee also helps determine our management succession planning and annually reviews the performance of our Chief Executive Officer. In addition, the Compensation Committee assists the Board in its oversight of our policies and strategies relating to human capital management, including workforce engagement, and talent recruitment, development and retention. Further, the Compensation Committee reviews the “Compensation Discussion and Analysis” contained in this proxy statement and recommends that the Board approve its inclusion in the proxy statement. The Compensation Committee may delegate any of its duties and responsibilities, as it deems appropriate, to a subcommittee consisting of one or more members of the Compensation Committee, except where delegation is not permitted by applicable law or Nasdaq rules or standards. Our Board has determined that all members of our Compensation Committee are independent within the meaning of applicable Nasdaq listing rules and our Director Independence Policy. Our Compensation Committee met four times in 2024.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election as directors, as described under the heading “Nominees for Director,” and for developing and recommending to the Board corporate governance principles and related policies. It also oversees our compensation and benefits paid to our directors, assists the Board in the development of the company’s approach to corporate governance issues, including but not limited to the Board's oversight of the company’s overall compliance with applicable environmental laws and operating permits, and works with the Audit Committee on environmental compliance issues that could have a material financial effect on the company. The Board has determined that all members of our Nominating Committee are independent within the meaning of applicable Nasdaq listing rules and our Director Independence Policy. Our Nominating Committee met four times in 2024.

Compensation Committee Interlocks and Insider Participation

D. Mark Leland, Linda M. Breard, William L. Driscoll and Lawrence S. Peiros served as members of our Compensation Committee during 2024. None of the members of the Compensation Committee is or has ever been an officer or employee of the company or its subsidiaries. During 2024, none of the members of the Compensation Committee was an executive officer of a business entity for which an executive officer of the company served as a member of the compensation committee or as a director.

Communications with Directors

Stockholders may contact our Lead Director or our non-management directors by email or by regular mail, as follows:

Email:	Non-managementdirectors@potlatchdeltic.com

Mail:	Lead Director or Non-Management Directors
c/o Corporate Secretary
PotlatchDeltic Corporation
601 W. First Ave., Suite 1600 Spokane, WA 99201-3807

All communications received will be processed by our Corporate Secretary. We forward all proper communications to the intended non-management director or directors. The Lead Director of the Board is responsible for facilitating an appropriate response. These procedures may also be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” then “Governance Documents,” and then “Director Communications Policy.”

Our Audit Committee has established procedures to address complaints and concerns about our accounting, internal controls and auditing matters for two different groups: (a) employees, who may receive confidential and anonymous treatment at their option, and (b) third parties (such as competitors, vendors and customers), who are not entitled to confidential and anonymous treatment. All such complaints and concerns are directed through an independent, third-party hotline provider and are routed directly to the Chair of the Audit Committee. The procedures and hotline numbers are available by going to our website at www.potlatchdeltic.com, and selecting “About,” and then “Contacts/Hotlines.”

COMPENSATION OF DIRECTORS

Our key objectives for our non-employee director compensation program are to recruit and retain the best directors that we can and to align our directors’ interests with those of our stockholders. We do this by providing our directors a fair compensation package comprising an annual equity award and a cash retainer that is tied to the services they perform and that we believe is comparable to director compensation levels of companies of our size. Our Nominating Committee reviews and makes recommendations to our Board regarding non-employee director compensation.

The Nominating Committee has retained Semler Brossy Consulting Group, LLC (Semler Brossy) to advise the Nominating Committee on director compensation. Semler Brossy did not recommend, and the Nominating Committee did not make, any changes to the company’s director compensation in 2024. The Nominating Committee plans to direct Semler Brossy to analyze in the company’s director compensation in 2025 and advise the Nominating Committee regarding any changes to the company’s director compensation.

2024 Director Compensation

The following table sets forth certain information with respect to 2024 compensation for each of the company’s non-employee directors. Compensation information for Eric J. Cremers, a director and our President and Chief Executive Officer, is included below under “Executive Compensation Tables – 2024 Compensation – Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Anne L. Alonzo	92,000	130,000	—	—	222,000
Linda M. Breard	114,500	130,000	—	—	244,500
Michael J. Covey	180,000	130,000	276,736	—	586,736
James M. DeCosmo	87,000	130,000	—	—	217,000
William L. Driscoll	85,722	130,000	—	—	215,722
D. Mark Leland	109,500	130,000	—	—	239,500
Lawrence S. Peiros	112,500	130,000	—	1,500	244,000
Lenore M. Sullivan	104,500	130,000	—	—	234,500

(1)
Represents annual retainer fees, as well as any amounts earned for service as Chair of the Board, Lead Director or Committee Chair. For Mr. Driscoll, the amount shown includes the prorated supplemental annual Nominating and Corporate Governance Committee member fee for the period since he was appointed to that committee on May 9, 2024. The amounts shown also include fees deferred in 2024 pursuant to our Deferred Compensation Plan for Directors II (“Directors Plan”). Messrs. Driscoll and Peiros elected to defer their fees into stock units, and we credited 1,994 and 2,608 stock units to each of their accounts, respectively, for fees deferred in 2024, including additional stock units credited as a result of dividend equivalents earned with respect to such units. Such amounts were determined separately for each quarterly payment of the director’s annual retainer fee and supplemental retainer fees, by dividing the fee amount due by the applicable closing stock price per the Directors Plan.

(2)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, but excluding the effect of forfeitures, for the restricted stock units awarded to each non-employee director in 2024. In accordance with FASB ASC Topic 718, the grant date fair value reported for all stock units was computed by multiplying the number of stock units by the closing price of our stock on the grant date, May 9, 2024. The following table sets forth the aggregate number of stock units held by each director as of December 31, 2024 from (a) unvested restricted stock unit awards, (b) stock units associated with deferred cash compensation, and (b) deferred restricted stock unit awards, including additional stock units credited as a result of dividend equivalents earned with respect to such stock units.

Director	Common Stock Units
Anne L. Alonzo	8,472
Linda M. Breard	27,214
Michael J. Covey	6,237
James M. DeCosmo	6,237
William L. Driscoll	96,001
D. Mark Leland	8,472
Lawrence S. Peiros	81,298
Lenore M. Sullivan	20,521

(3)
Mr. Covey is the former Chief Executive Officer of the company and a participant in our defined benefit pension plans. The amount shown represents the aggregate annual change in the actuarial present value of accumulated pension benefits for Mr. Covey under all of our defined benefit pension plans. No portion of the amount is attributable to above-market or preferential earnings on deferred compensation.
(4)
Represents company match paid under our Matching Gifts to Education Program.

Retainer and Fees. We paid our non-employee directors at the following rates, which were unchanged in 2024:

ROLE	FEES
Board Member	$75,000
Non-Employee Chair of the Board	$105,000
Lead Director	$25,000
Audit Committee
-- Member	$12,000
-- Chair	$20,000
Executive Compensation & Personnel Policies Committee
-- Member	$7,500
-- Chair	$15,000
Nominating & Corporate Governance Committee
-- Member	$5,000
-- Chair	$12,500

During 2024, we paid our non-employee directors, or deferred on their behalf, an aggregate total of $885,722 in fees. Directors may defer receiving all or any portion of their fees under the terms of our Directors Plan. When a director elects to defer fees, he or she elects to have those fees converted into common stock units or, if not converted, then credited with annual interest at 120% of the applicable long-term federal rate, with quarterly compounding. The common stock units are credited with additional stock units as a result of dividend equivalents earned with respect to the stock units. During 2024, we also reimbursed directors for their reasonable out-of-pocket expenses for attending Board and committee meetings. Directors are also eligible for reimbursement for educational seminars, conferences and subscriptions related to their service as directors for the company, in accordance with our Director Education Program.

Equity Awards. On May 9, 2024, each of the non-employee directors serving after the meeting was granted restricted stock units under the company’s long-term incentive plan having a grant-date value of $130,000 for an aggregate amount of $1,040,000. Under the terms of the grant, each director received 3,026 restricted stock units based on the closing stock price of the common stock on the date of the grant. These restricted stock units vest on the first anniversary of the grant date provided the director’s service has not terminated other than as a result of death, disability or failure to stand for reelection at the next annual stockholder meeting. In anticipation of a non-employee director’s mandatory retirement at the end of the year in which the director reaches age 72, the award may specify that the restricted stock unit award vests upon date of retirement. The restricted stock units are then credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock.

Other Benefits. We provide coverage for directors under our Director and Officer Liability Insurance Policy and Accidental Death and Dismemberment Insurance Policy. In addition, we provide coverage for their spouses under the Accidental Death and Dismemberment Insurance Policy. Directors are eligible to participate in our Matching Gifts to Education Program, available to all company employees, which matches contributions of up to $1,500 per year to eligible educational institutions. In 2024, we did not contribute to any educational institution that any director was affiliated with as a director or executive officer in excess of the matching amount.

Director Stock Ownership Guidelines. In order to promote and increase equity ownership by our directors and to further align their interests with those of our stockholders, the Board has adopted stock ownership guidelines that require each non-employee director to beneficially own company shares with a value of at least five times the amount of the director’s annual cash retainer, including common stock units held under our Directors Compensation Plan, by the fifth anniversary of his or her election as a director. As of December 31, 2024, all non-employee directors were in compliance with the guidelines, either because they met their stock ownership requirements or had less than five years’ tenure as a director.

SECURITY OWNERSHIP

Security Ownership of More than 5% Stockholders

This table shows the number of shares beneficially owned as of March 1, 2025, by each owner of more than 5% of our common stock. The number of shares reported is based on data provided to us by the beneficial owners of the shares. The percentage ownership data is based on 78,744,504 shares of our common stock outstanding as of March 1, 2025. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting or investment power. Except as noted, each owner has sole voting and investment power over the shares shown in this table.

	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	11,679,137(1)	14.8%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,314,820(2)	14.4%
Norges Bank (The Central Bank of Norway) PO Box 1179 Sentrum NO 0107 Oslo Norway	5,441,503(3)	6.9%

(1)
Based upon the Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Vanguard Group has sole voting power over 0 shares, shared voting power over 52,811 shares, sole dispositive power over 11,541,171 shares and shared dispositive power over 137,966 shares.
(2)
Based upon the Schedule 13G/A filed with the SEC on February 5, 2025 by BlackRock, Inc. as a parent holding company/control person of the following affiliates: BlackRock Life Limited, BlackRock International Limited, Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Managers Ltd. BlackRock, Inc., has sole voting power over 11,087,886 shares and sole dispositive power over 11,314,820 shares.
(3)
Based on the Schedule 13G filed with the SEC on November 8, 2024 by Norges Bank (The Central Bank of Norway). Norges Bank (The Central Bank of Norway) has sole voting power and sole dispositive power over 5,441,503 shares.

Security Ownership of Directors and Executive Officers

This table shows the number of shares beneficially owned as of March 1, 2025, by each of our directors, each executive officer for whom compensation is reported in this proxy statement, and all directors and executive officers as a group. The number of shares reported is based on data provided to us by the beneficial owners of the shares. The percentage ownership data is based on 78,744,504 shares of our common stock outstanding as of March 1, 2025. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting or investment power. Except as noted, and subject to applicable community property laws, each owner has sole voting and investment power over the shares shown in this table.

Directors & Named Executive Officers	Number of Shares Beneficially Owned		Percent of Class	Common Stock Units (1)
Anne L. Alonzo	—		—	8,472
Linda M. Breard	—		—	27,214
Michael J. Covey	117,030	(2)	*	6,237
Ashlee Townsend Cribb	11,598		*	25,181
Eric J. Cremers	204,584		*	76,549
James M. DeCosmo	4,763		*	6,237
William R. DeReu	57,684		*	14,009
William L. Driscoll	242,687	(3)	*	96,561
D. Mark Leland	18,738		*	8,472
Lawrence S. Peiros	10,441	(4)	*	81,298
Lenore M. Sullivan	7,711		*	20,521
Michele L. Tyler	21,562		*	17,884
Wayne Wasechek	12,449		*	15,252
Directors & Executive Officers as a Group (17 persons)	803,482		1.0%	439,873

* Less than 1%

(1)
These stock units are not actual shares of common stock and have no voting power. The units represent deferred director’s fees for Mr. Driscoll and Mr. Peiros, and stock unit awards granted to, or deferred by, directors and officers. Amounts for Messrs. Cremers and DeReu and Directors and Executive Officers as a Group include restricted stock units from 2023-2026 and 2024-2026 grants that are not subject to forfeiture under the company’s 2019 Long-Term Incentive Plan and are payable following the respective retirements of Messrs. Cremers and DeReu and certain other executive officers. See “Executive Compensation Tables - Potential Payments Upon Termination or Termination following a Change in Control - Potential Payments Upon Termination in Connection with Retirement, Death or Disability.”
(2)
Comprising the following: (i) 116,768 shares of common stock held in a trust, of which Mr. Covey and his spouse are co-trustees; and (ii) 262 shares of common stock held directly by Mr. Covey.
(3)
Includes 47,988 shares held directly by Mr. Driscoll, 101,991 shares held by trusts of which Mr. Driscoll is a trustee and shares voting power, and 87,110 shares held by trusts of which Mr. Driscoll is a trustee / investment advisor and shares voting and investment power. Also includes 5,231 shares held by a limited liability company of which Mr. Driscoll is manager with both voting and dispositive powers. Mr. Driscoll disclaims beneficial ownership of all shares except those held directly by him. Mr. Driscoll has the power to substitute other assets for 367 shares of the company’s common stock in a trust that he has created over which he currently has no voting or investment power. These shares are also included in the number of shares beneficially owned by Mr. Driscoll.
(4)
These shares are held in a trust under which Mr. Peiros shares voting and investment power with his spouse.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of five outside (non-employee) directors, all of whom have been determined by the Board of Directors to meet Nasdaq listing standards for audit committee independence. The Audit Committee is an “audit committee” for purposes of Section 3(a)(58) of the Securities Exchange Act of 1934. The Committee’s charter is reviewed periodically by the Audit Committee, which recommends appropriate changes to the Board of Directors.

The Committee is responsible for providing oversight on matters relating to PotlatchDeltic’s accounting, financial reporting, internal controls, auditing, cybersecurity, legal and regulatory compliance and financial risk management. In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and the reports of the independent registered public accounting firm, which, in its reports, expresses an opinion on the conformity of the company’s annual consolidated financial statements to generally accepted accounting principles in the United States and an opinion on the effectiveness of internal control over financial reporting. During fiscal year 2024, the Committee met eight times.

In connection with the audit process, the Committee has received from our independent registered public accounting firm, KPMG LLP (KPMG) the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence. The Committee also discussed the quality and adequacy of the company’s internal controls with management, the Internal Audit Director and KPMG. The Committee reviewed with KPMG and the Internal Audit Director their respective audit plans, audit scope and identification of audit risks, and reviewed and discussed the results of the internal audit examinations with the Internal Audit Director.

The Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024, with management and with KPMG outside the presence of management. The Committee also discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission (the SEC).

Based on these reviews and discussions with management, KPMG and the Internal Audit Director, the Committee recommended to the Board that the company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

The Committee Members

Linda M. Breard (Chair)
Anne L. Alonzo
James M. DeCosmo
D. Mark Leland
Lenore M. Sullivan

Fees Paid to Independent Registered Public Accounting Firm in 2024 and 2023

The Audit Committee has considered and determined that the services provided by KPMG in fiscal years 2024 and 2023 are compatible with the auditor independence requirements. The following table shows fees for professional services rendered by KPMG for audit services for the years ended December 31, 2024 and 2023, and fees billed for other services rendered by KPMG during each of these years.

Year	Audit Fees ($)(1)	Audit-Related Fees ($)(2)	Tax Fees ($)	All Other Fees ($)
2024	2,059,752	265,000	—	—
2023	1,525,350	5,000	—	—

(1)
Audit Fees represent fees for the audit of our annual financial statements, the audit of our internal control over financial reporting and reviews of the quarterly financial statements. The increase in audit fees from 2023 to 2024 was primarily due to non-recurring audit procedures related to the company’s implementation of new financial information systems in 2024.
(2)
Audit-Related Fees represent fees for pre-implementation services related to new financial information systems implemented in 2024.

The Audit Committee is required to pre-approve the audit, audit related, tax and all other services provided by KPMG in order to ensure that the provision of such services does not impair KPMG’s independence. The Audit Committee pre-approved all such services in 2023 and 2024 and concluded that such services were compatible with the maintenance of KPMG’s independence in the performance of its auditing functions. A copy of the Audit Committee’s pre-approval policy may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” and then “Audit Committee Pre-Approval Policy.” Under the terms of the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In addition, any proposed services anticipated to exceed pre-approved cost levels must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The member or members to whom such authority has been delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITOR FOR 2025

We recommend a vote FOR this proposal.

KPMG LLP (KPMG), a registered public accounting firm, currently serves as our independent registered public accounting firm and has conducted the audit of our consolidated financial statements and internal control over financial reporting for fiscal year 2024. A summary of the fees paid by us to KPMG in connection with its audits for 2024 and 2023 can be found in the section titled “Fees Paid to Independent Registered Public Accounting Firm in 2024 and 2023” in this proxy statement.

Based on its review of KPMG’s qualifications, independence and performance, the Audit Committee of the Board of Directors has appointed KPMG to serve as our independent registered public accounting firm for 2025.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. The listing standards of the Nasdaq Global Select Market provide that the Audit Committee is solely responsible for the appointment, compensation, evaluation and oversight of our independent registered public accounting firm. However, as a matter of good corporate governance, the Audit Committee is submitting its appointment of KPMG as independent registered public accounting firm for 2025 for ratification by the stockholders.

If the stockholders fail to ratify the appointment of KPMG, the Audit Committee may reconsider whether to retain KPMG, and may continue to retain that firm or appoint another firm without resubmitting the matter to the stockholders. Even if the stockholders ratify the appointment of KPMG, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it determines that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of a majority of the common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG as our independent auditor for 2025.

Representatives of KPMG are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation policies and decisions of the Executive Compensation and Personnel Policies Committee (the “Compensation Committee”) with respect to our senior executives, including the officers named in the Summary Compensation Table (the “named executive officers”). For 2024, our named executive officers and the positions they held were:

•
Eric J. Cremers, President and Chief Executive Officer
•
Wayne Wasechek, Vice President and Chief Financial Officer
•
Ashlee Townsend Cribb, Vice President, Wood Products
•
Michele L. Tyler, Vice President, General Counsel and Corporate Secretary
•
William R. DeReu, Vice President, Real Estate

Executive Summary

Summary of 2024 Results

Challenging lumber markets impacted our 2024 financial performance in our Wood Products and Timberlands segments. Various market dynamics, including a cautious buyer sentiment, ample lumber supply, and soft demand in end markets, exerted downward pressure on lumber prices. However, our Real Estate segment had a very strong year as we capitalized on opportunities to sell rural land at premiums to timberland value. Despite the challenging market conditions, we focused on effectively managing our controllable operational metrics across all of our business segments and achieving our strategic objectives for the year. Below is a list of our key 2024 accomplishments.

Subject	Accomplishment

Financial Results
•
The company generated $232.1 million of Total Adjusted EBITDDA* in 2024 on revenues of $1.1 billion, compared to $200.2 million of Total Adjusted EBITDDA in 2023 on revenues of $1.0 billion.
•
Our Timberlands segment harvested 7.6 million tons during 2024, realizing $138.7 million in EBITDDA.
•
Our Wood Products division had $(7.7) million of EBITDDA, successfully executed its planned capital projects and shipped a record volume of 1,107 million board feet of lumber in 2024.
•
Our Real Estate business realized $147.0 million in EBITDDA from strong rural real estate sales.

Returning Cash to Shareholders	• We paid $142.4 million in quarterly cash dividends to our shareholders. • We repurchased 846,845 shares at a total consideration of $35 million.

Financing Matters
•
We repaid our $65.7 million revenue bonds on their maturity date.
•
We refinanced a $110.0 million term loan and, in connection with the refinancing, borrowed additional funds under term loans to replenish cash used to repay the revenue bonds on their maturity date. The new term loans included staggered maturity dates to even out our future debt maturity schedule.
•
We used a portion of our interest rate swaps to fix the interest rates associated with the term loans between 4.02% and 4.28% and maintain our weighted-average cost of debt at 2.3%.
•
We maintained a strong liquidity position of $451 million as of December 31, 2024.

Waldo, Arkansas Modernization and Expansion Project
•
In August 2024, we completed the construction phase of the $131 million strategic modernization and expansion project at our Waldo, Arkansas sawmill. The project, which is currently in its ramp-up phase, is expected to increase the mill’s annual capacity by 85 million board feet, improve recovery by approximately 6%, and reduce cash processing costs by approximately 30%.

Following the completion of the ramp-up phase, we expect the sawmill to be a top quartile sawmill, which means that it is expected to achieve financial performance, as measured by cash processing costs, that is ranked in the top quartile of the industry.

Noteworthy Transactions
•
In January 2024, we acquired 16,000 acres of mature timberlands in Arkansas for $31.4 million, including transaction costs.
•
In June 2024, we completed the sale of 34,100 acres of four-year average age Southern timberlands to Forest Investment Associates for $56.7 million.

Safety	• We exceeded our 2024 safety goals for incident and severity rates.

Corporate Responsibility Matters
•
We included corporate responsibility goals in our goals for 2024 annual cash incentive awards under our Annual Incentive Program. See “2024 Annual Cash Incentive Awards – 2024 Non-Financial Performance Metrics and Results” below.
•
We published our 2023 Corporate Responsibility Report and our 2023 Carbon and Climate data. See “Our Commitment to Corporate Responsibility” above for information on additional corporate responsibility accomplishments.
•
We continue to make progress towards our 2030 GHG reduction targets from a 2021 baseline, which include a 42% reduction for Scope 1 and Scope 2 emissions and a 25% reduction in Scope 3 value chain emissions.

Workforce Development
•
We added meaningful bench strength across our operations in support of our human capital management and succession planning goals, and continued to develop internal leaders through holding our first Emerging Leaders Academy.

*A reconciliation of Total Adjusted EBITDDA to net income, the closest comparable GAAP measure, is found in Note 2 to the audited consolidated financial statements included in our 2024 Annual Report on Form 10-K.

Summary of Key Compensation Decisions for 2024

2024 Annual Incentive Program

The Compensation Committee approved the continued use of both financial and non-financial goals for annual cash incentive awards for 2024. The financial goals account for 80% of the award opportunity and the non-financial goals account for 20% of the award opportunity. Financial goals are based on FFO or FFO and EBITDDA targets, depending on the participant group. Non-financial goals account for the achievement of targets across a variety of operational and corporate responsibility metrics, which are tailored to each participant group’s area of responsibility (such as safety goals, capital project completion, and progress toward achieving GHG emission reduction targets). We believe that structuring our annual incentive program to incorporate the achievement of non-financial goals incentivizes our management team to work to accomplish important strategic and operations goals, which deliver value but are not always captured directly in financial results on an annual basis. The results of our 2024 Annual Incentive Program are discussed below under “2024 AIP Target Achievement,” and are summarized in the following chart:

Participant Group	2024 Total AIP Payout Achieved
Corporate	97%
Timberlands	80%
Wood Products	45%
Real Estate	161%

2022-2024 Long-Term Equity Incentive Awards. The 2022-2024 Long-Term Equity Incentive awards included both time-based restricted stock units and performance shares. Performance shares are earned based on the company’s annualized total shareholder return (“TSR”) over a three-year performance period relative to the median TSR of our performance peer group (weighted 50%) and the company’s TSR percentile ranking relative to all companies within the FTSE Nareit All Equity REITs Index (weighted 50%) during the performance period. See “2024 Long-Term Equity Incentive Awards – Performance Peer Group.” Of the performance shares granted as part of the 2022-2024

Long-Term Equity Incentive awards, 78.67% vested because (1) our annualized TSR for the performance period was (3.99)%, which underperformed the median TSR of our peer group by 2.38 percentage points and (2) our TSR of (11.46)% for the full performance period ranked us 75th out of 137 companies in the FTSE Nareit All Equity REITs Index. Participants also received dividend credits with respect to the vested portion of the award. See “2024 Long-Term Equity Incentive Awards – PotlatchDeltic Corporation TSR Comparison” below.

Aligned Base Salaries. The Compensation Committee approved base salary increases for our executive officers with the input of Semler Brossy, the Compensation Committee’s independent compensation consultant. These increases were 10.0% for Mr. Wasechek, 4.8% for Mr. DeReu and Ms. Tyler, 3.5% for Ms. Cribb and 3.3% for Mr. Cremers. The increase for Mr. Wasechek was made to recognize his strong performance in the role of Vice President and Chief Financial Officer in the time since his appointment in August 2023 and to align his base salary appropriately within the range recommended by Semler Brossy for the role based on market data. The increases for the other named executive officers were based on consideration of (i) their individual performance over time and (ii) continued tracking and alignment within the competitive range of the general industry median for the specific role.

Summary of Executive Compensation Program and Practices

The Compensation Committee has worked with company management and the company’s independent compensation consultant to adopt compensation policies and procedures that represent strong corporate governance, including the following:

✓ Independent Compensation Committee	The Compensation Committee is composed solely of independent directors within the meaning of Nasdaq listing rules relating to compensation committees.
✓ Independent Compensation Consultant

In 2024, the Compensation Committee was advised by Semler Brossy, an independent compensation consultant that provides no other services to the company and has no prior relationship with any of the named executive officers.

✓ Competitive Market Assessments

The Compensation Committee requests that its independent consultant conduct a review of the company’s executive compensation program at least every two years to evaluate whether it is comparable to compensation programs of companies of similar size.

✓ Peer Group Review

The competitive market and the peer group of companies used for TSR comparison in determining performance share outcomes is reviewed annually by the Compensation Committee with input from its independent consultant. Changes to the peer group require Compensation Committee approval.

✓ Annual Stockholder Advisory Vote

The company seeks an annual stockholder advisory vote to approve executive compensation. The results of the advisory vote on executive compensation are considered by the Compensation Committee in determining executive compensation in the following year.

✓ Compensation Risk Assessment

Company management and the Compensation Committee’s independent consultant complete a risk assessment of the company’s executive compensation programs annually to evaluate whether they are designed and administered in a manner that discourages undue risk-taking by executives. The assessment is reviewed by the Compensation Committee.

✓ Double-Trigger Acceleration

A “double trigger” is required before severance benefits are paid and equity awards vest in connection with a change in control event. In general this means that an executive must experience an actual or constructive termination in connection with a change in control event to be eligible to receive any benefits.

✓ Limited Perquisites	The company does not provide excessive perquisites or other personal benefits to officers or senior employees, such as aircraft for personal use, paid parking spaces, or company cars.

The company pays the premiums for accidental death and dismemberment insurance and relocation benefits that may include tax protection for costs associated with relocation.
✓ Executive Stock Ownership Guidelines

Our stock ownership policy requires the company’s President and Chief Executive Officer to achieve minimum stock ownership that is five times his base salary and the other named executive officers to achieve minimum stock ownership that is two times their respective base salaries.

✓ Clawback Policies

The company has a mandatory incentive compensation recovery policy that requires the company to recover incentive-based compensation from executive officers in the event of an accounting restatement pursuant to Nasdaq Listing Rule 5608. The company also has a separate incentive compensation recovery policy to permit recovery of compensation earned as a result of a material financial restatement that resulted from fraud or misconduct by a company employee or when an employee is terminated from employment for cause. See “Recovery of Incentive Compensation” below.

✓ Insider Trading Policy	The company has a securities law compliance and insider trading policy with procedures for compliance with the securities laws. See “Insider Trading Policies and Procedures” below.
✓ Hedging Policy	Under the company’s securities law compliance and insider trading policy, directors, officers and employees are prohibited from hedging their ownership interest in company securities.
✓ Pledging Policy

Under the company’s securities law compliance and insider trading policy, directors and executive officers are prohibited from pledging company securities as collateral except under limited circumstances and only with approval by the Compensation Committee.

2024 Stockholder Advisory Vote to Approve Executive Compensation

At our annual meeting of stockholders in May 2024, we held our annual stockholder advisory vote to approve the compensation of our named executive officers (i.e., a “say-on-pay” vote). Our stockholders approved the compensation of our named executive officers as described in our 2024 proxy statement by over 96% of the votes cast. As we evaluated our compensation practices throughout 2024, we considered the strong support our stockholders expressed for our executive compensation program. As a result, the Compensation Committee decided to retain our general approach to executive compensation in 2024.

Compensation Consultants

Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate and approve the fees and other terms of engagement of compensation consultants and other advisers to assist it in its ongoing development and evaluation of company compensation policies and practices and the Compensation Committee’s determination of compensation awards. For 2024, the Compensation Committee engaged Semler Brossy as its independent compensation consultant. Semler Brossy reports directly to the committee and not to management. Semler Brossy is independent from our company, has not provided any services to our company other than to the Compensation Committee and the Nominating and Corporate Governance Committee and receives compensation from our company only for services provided to the committees. The Compensation Committee has assessed the independence of Semler Brossy pursuant to SEC rules and has concluded that Semler Brossy’s work has not raised any conflict of interest. In their capacity as independent compensation consultant, consultants from Semler Brossy:

•
attend committee meetings upon request;
•
meet with the Compensation Committee without management present;
•
provide third-party data, advice and expertise on proposed executive compensation matters, including executive compensation plan designs;
•
review briefing materials prepared by management and outside advisers to management and advises the Compensation Committee on the matters included in these materials, including the consistency of proposals with the Compensation Committee’s compensation philosophy, risks inherent in proposals and comparisons to programs at other companies;
•
at least every two years, prepare an assessment of the company’s compensation programs, including positioning of the programs in the competitive market, to assist the Compensation Committee in its analysis of each component of each of our executive officers’ compensation packages to assess the proper balance, competitiveness and efficacy of the features of each compensation component, and how they accomplish the company’s compensation objectives;
•
review drafts of the Compensation Discussion and Analysis for the proxy statement; and
•
advise the Nominating and Corporate Governance Committee on director compensation.

All of the decisions with respect to determining the amount and form of executive compensation under our compensation programs are ultimately made by the Compensation Committee and may reflect factors and considerations other than the information and advice provided by the Compensation Committee’s independent compensation consultant.

Competitive Market Assessments

As part of determining compensation for our named executive officers, the Compensation Committee reviews information regarding the compensation paid by other companies of comparable size both in our industry and more broadly. At least every two years, the Compensation Committee asks its independent compensation consultant to provide it with a market assessment that utilizes market data from the most relevant compensation surveys available. In its review presented to the Compensation Committee in December 2022, which informed the Compensation Committee’s compensation decisions for 2023 and 2024, the consultant referenced the Forest Products Industry Compensation Association Survey for industry-specific market data and a survey from Mercer for general industry market data representing similarly sized companies. The Compensation Committee also reviews compensation data from U.S. companies within our performance peer group (see “2024 Long-Term Equity Incentive Awards – Performance Peer Group”).

Management Input

In early 2024, the company’s President and Chief Executive Officer and Vice President, Human Resources recommended to the Compensation Committee changes to base salaries and target amounts for annual cash incentive awards and long-term equity incentive awards for each named executive officer, except the President and Chief Executive Officer. These recommendations were based on the principal duties and responsibilities of each executive officer, pay levels of peers within our industry, pay levels for comparable companies of similar size within regional and national markets, internal pay equity, and individual performance. They also made recommendations regarding one-time increases to long-term equity incentive awards (comprising time-based restricted stock units and performance shares) for Mr. DeReu and Ms. Tyler due to Mr. DeReu's leadership of mergers and acquisitions and the development of new Natural Climate Solutions business opportunities, including new carbon and solar opportunities, and Ms. Tyler’s strong performance, including her contributions to mergers and acquisitions and leadership in an increasingly complex regulatory and reporting environment. In addition, our Vice President, Human Resources provided the Compensation Committee with a detailed review of the actual results of the company’s corporate and operating divisions compared to the performance goals established by the Compensation Committee at the beginning of the year under our annual incentive plan, and the resulting awards proposed to be made to the named executive officers. Our President and Chief Executive Officer also recommended performance targets for 2024 for the Compensation Committee to consider.

The Compensation Committee determines any change to the base salary, annual cash bonus and equity awards for the President and Chief Executive Officer based upon its evaluation of his performance and advice from Semler Brossy.

Compensation Objectives and Elements of Compensation

Compensation Philosophy and Objectives. Our compensation philosophy is to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We also believe that a significant portion of total compensation for our senior executives should be at risk and contingent on the achievement of target levels of performance. The key objectives of our compensation program are aimed at helping us to recruit, motivate and retain talented and experienced executives, ensure our incentive compensation is aligned with short-term and long-term company performance and align our employees’ interests with those of our stockholders.

Compensation Components. Our executives’ compensation packages include three components, as shown below.

EXECUTIVE COMPENSATION	=	BASE SALARY	+	ANNUAL CASH INCENTIVES	+	LONG-TERM EQUITY INCENTIVES

Salaries are provided to employees as compensation for basic services to the company and to meet the objective of attracting and retaining the talent needed to run our business. Our annual cash incentives reward employees for helping us achieve annual financial and non-financial goals, and our long-term equity incentives reward employees for helping us to achieve the company’s overall long-term business objectives and perform at a level of TSR that meets or exceeds that of our peers. The Compensation Committee also considers the individual’s performance against his or her operational, financial, safety, environmental, and/or human capital objectives (i.e., non-financial goals) when approving annual incentive awards for executives. (See “2024 Annual Cash Incentive Awards” below.) We structure our executives’ compensation so that at-risk incentive compensation and equity compensation are a greater proportion of total compensation to more closely align their interests with those of our stockholders. For 2024, approximately 68% to 81% of our named executive officers’ total compensation is composed of a combination of annual cash incentive target awards and long-term equity incentive target grants. Sixty percent of our 2024 long-term incentive awards to our named executive officers vest based on performance, which is measured based on achievement of relative TSR over a three-year period.

To ensure fiscal discipline, we set threshold performance levels so that incentive award payments depend on performance results achieving minimum levels. To limit risk taking, we set caps on the aggregate amount of incentive compensation that we pay, regardless of actual performance results.

2024 Base Salary

As part of determining executive base salaries, the Compensation Committee reviews information regarding base salaries for companies of comparable size, both in our industry and more broadly, as well as job performance, long-term potential, and tenure. We determine an executive’s rate of pay within a market range for his or her position based upon the executive’s level of experience and performance relative to his or her individual performance plan. Each executive’s individual performance plan contains operational, financial, safety, environmental, and/or human capital objectives determined by the executive together with his or her supervisor. For 2025, the salaries of our named executive officers were set by the Compensation Committee or the Board in its sole discretion after consultation with its independent compensation consultant and discussions with the President and Chief Executive Officer.

For 2024, the Compensation Committee approved a base salary increase of 10.0% for Mr. Wasechek, 4.8% for Mr. DeReu and Ms. Tyler, 3.5% for Ms. Cribb and 3.3% for Mr. Cremers. The increase for Mr. Wasechek was made to recognize his strong performance in the role of Vice President and Chief Financial Officer in the time since his appointment in August 2023 and to align his base salary appropriately within the range recommended by Semler Brossy for the role based on market data. The increases for the other named executive officers were based on consideration of (i) their individual performance over time and (ii) continued tracking and alignment within the competitive range of the general industry median for the specific role.

Name	Base Salary Increase	Base Salary 2024	Base Salary 2023
Eric J. Cremers	3.3%	$930,000	$900,000
Wayne Wasechek	10.0%	$445,500	$405,000
Ashlee Townsend Cribb	3.5%	$474,000	$457,900
Michele L. Tyler	4.8%	$419,100	$400,100
William R. DeReu	4.8%	$342,500	$326,900

2024 Annual Cash Incentive Awards

Pursuant to the terms of the company’s Annual Incentive Plan, each year the Compensation Committee establishes target annual bonuses for our executive officers as a percentage of base salary. These targets are based on the recommendations of management and Semler Brossy after a review of the compensation practices of companies of comparable size both in our industry and generally. These targets are set forth below.

Name	Target Annual Bonus (% of Base Salary)
Eric J. Cremers	125%
Wayne Wasechek	65%
Ashlee Townsend Cribb	45%
Michele L. Tyler	50%
William R. DeReu	45%

2024 Program Design

The Compensation Committee approved the continued use of both financial and non-financial goals for annual cash incentive awards for 2024. In this structure, financial goals account for 80% of the award opportunity and non-financial goals account for 20% of the award opportunity. The resulting achievement is subject to an individual modifier of 0% to 200%, based on individual performance.

In our compensation program, financial goals are based on FFO or FFO and EBITDDA targets, depending on the participant group. Non-financial goals account for the achievement of targets across a variety of operational and corporate responsibility metrics (such as goals related to safety, completing significant capital projects, and making progress toward greenhouse gas emission reduction targets), which are tailored to each participant group’s area of responsibility. We believe that structuring our annual incentive program to incorporate non-financial goals will incentivize our management team to work to accomplish important strategic and operational goals, which deliver value but are not always captured directly in financial results on an annual basis.

The charts below summarize the overall program design for 2024, which is unchanged from 2023. Each financial metric has a performance leverage of 0% to 200% of target. The non-financial goals have a performance leverage of 50% to 150% of target, determined on an aggregate basis. Awards have a payout range of 10% to 190%, and individual awards are subject to an individual modifier of between 0% and 200%.

CORPORATE PARTICIPANTS
20%
80%
FFO (80%)
Corporate Non-Financial Goals (20%)

DIVISION PARTICIPANTS
(Timberlands, Wood Products, Real Estate)
5%
15%
20%
60%
Division EBITDDA (60%)
Division Non-Financial Goals (20%)
Corporate FFO (15%)
Corporate Non-Financial Goals (5%)

2024 Financial Performance Metrics and Results

In order to reflect both our REIT structure and our wood products operations, the Committee approved the use of the following financial performance metrics, depending on the participant type:

•
For corporate participants (including Messrs. Cremers and Wasechek and Ms. Tyler): funds from operations (“FFO”) measured at the corporate level against a pre-defined target (based on the company’s 2024 budget approved by the Board); and
•
For division participants (including Ms. Cribb and Mr. DeReu): (i) FFO, measured at the corporate level, as described above; and (ii) earnings before interest, taxes, depreciation, depletion and amortization (“EBITDDA”) measured at the applicable operating division level against pre-defined targets.

The Compensation Committee approved the 2024 financial targets and related performance modifiers and scales shown below. The financial performance modifier proportionally increases or decreases between threshold (80% of target) and target levels and between target and maximum levels (126.7% of target).

Financial Performance Metric	Threshold (Pays 0.25 X Target)	Target (Pays 1.00 X Target)	Maximum (Pays 2.00 X Target)
Corporate FFO	$183.6 million	$229.5 million	$290.8 million
Divisional EBITDDA
• Timberlands	$121.3 million	$151.6 million	$192.1 million
• Wood Products	$20.8 million	$26.0 million	$32.9 million
• Real Estate	$94.6 million	$118.2 million	$149.8 million

Actual 2024 Results: FFO

We define FFO as net income, plus depletion, depreciation and amortization, and basis of real estate sold, and excluding the effect on net income of certain special items such as bond discounts and deferred loan fees, and gains and losses on disposition of fixed assets. We use this measure to focus eligible employees on generating profits by both increasing revenues and controlling costs. In addition, FFO is the primary measure used by the investment community to measure REIT performance. We believe that profitable growth reflected in our FFO and EBITDDA measures will drive stockholder value over time.

For 2024, the company’s actual FFO was $222.4 million, or 96.9% of the target of $229.5 million. The company’s actual 2024 FFO is calculated as follows:

FUNDS FROM OPERATIONS (millions)
Net income	$21,876
Total depreciation, depletion and amortization	111,497
Basis of real estate sold	86,870
Bond discounts and deferred loan fees	1,601
Loss on disposition of assets	541
FFO	$222,385

Actual 2024 Results: EBITDDA

The Committee believes that, at the division level, measuring EBITDDA provides more transparency to employees because the divisional employees do not make capital allocation decisions, which are not accounted for in EBITDDA. The actual 2024 EBITDDA for each operating division relative to the target 2024 EBITDDA was as follows:

Operating Division	Actual 2024 EBITDDA (millions)	Target 2024 EBITDDA (millions)	Percent of Target Achieved
Timberlands	$138.7	$151.6	92%
Wood Products	$(7.7)	$26.0	0%
Real Estate	$147.0	$118.2	124%

Each operating division’s actual 2024 EBITDDA is shown in Note 2 to the audited consolidated financial statements included in our 2024 Annual Report on Form 10-K. Actual 2024 EBITDDA for each of the Timberlands and Wood Products divisions was calculated by taking the division’s operating income/(loss) and adding depreciation, depletion and amortization and loss on disposition of fixed assets. Actual 2024 EBITDDA for the Real Estate division was calculated by taking the division’s operating income and adding the basis of real estate sold plus depreciation.

2024 Non-Financial Performance Metrics and Results

The Compensation Committee approved non-financial performance metrics for additional operational focus in 2024. These metrics incorporate performance objectives in the areas of operational excellence, safety, environmental stewardship, and human capital management. The summary below describes the outcomes in these areas that were key drivers of the overall performance for participants.

•
Operational Excellence. We achieved above-target performance by exceeding price and volume goals for both rural real estate sales and residential lot sales in our Chenal Valley development, as well as executing significant timberland purchase and sale transactions. We completed the construction phase of the modernization and expansion project at our Waldo, Arkansas sawmill, and exceeded our production targets for the mill during the 2024 portion of the ramp up phase. Our lumber shipments exceeded our target, setting a company record at over 1.1 billion board feet of lumber shipped. We successfully completed key capital and technology upgrade projects on time. Although we did not complete our timberland carbon project this year, we made progress on re-designing the carbon project to adhere to the Core Carbon Principles established by the Integrity Council for the Voluntary Carbon Market, which we believe will result in carbon credits that can command premium pricing. The development of our Natural Climate Solutions business continued to advance in other areas as well, as we also pursued opportunities in solar and lithium. We continued to identify operational efficiencies in our timberlands business and managed log and haul rates below budget.
•
Safety. We exceeded performance expectations with respect to OSHA incident rate and severity rate.
•
Environmental Stewardship. We delivered on our key corporate sustainability reporting goals, including expanding our reporting over 2023, and made progress towards our 2030 greenhouse gas reduction targets in line with our goals for the year. At the same time, we maintained forest management certifications with no nonconformance reports or violations, and continued to implement projects to reduce waste and energy consumption in our wood products division.
•
Human Capital Management. We added meaningful bench strength across our operations in support of our human capital management, change management, and succession planning goals, and continued to develop internal leaders, such as by holding our first Emerging Leaders Academy.

2024 AIP Target Achievement

The tables below show the total 2024 AIP target percentage based on the level of achievement of the 2024 financial and non-financial goals for the respective participant groups.

CORPORATE
Metric	Weighting	Achievement*
FFO	80%	88%
Non-Financial Goals	20%	130%
Total Payout Achieved (% of Target)		97%

DIVISIONS
Metric	Weighting	Achievement*
Timberlands
--Corporate FFO	20%	88%
--Corporate Non-Financial Goals	5%	130%
--Division EBITDDA	60%	68%
--Division Non-Financial Goals	15%	100%
--Total Payout Achieved (% of Target)		80%
Wood Products
--Corporate FFO	20%	88%
--Corporate Non-Financial Goals	5%	130%
--Division EBITDDA	60%	0%
--Division Non-Financial Goals	15%	140%
--Total Payout Achieved (% of Target)		45%
Real Estate
--Corporate FFO	20%	88%
--Corporate Non-Financial Goals	5%	130%
--Division EBITDDA	60%	191%
--Division Non-Financial Goals	15%	150%
--Total Payout Achieved (% of Target)		161%

*Due to rounding, the ratio of an actual award amount to the target award amount may not equal the ratio represented by the Total Payout Achieved (% of Target). The resulting achievement is subject to an individual modifier of 0% to 200%, based on individual performance.

Determination of 2024 Annual Incentive Award Payment. The Compensation Committee made awards to our named executive officers based on the total target percentage payout achieved for the applicable participant group, recommendations from the President and Chief Executive Officer, and the results of individual performance reviews.

In determining the award for Mr. Cremers, the Compensation Committee evaluated his performance against his financial, operational and strategic goals for 2024. These goals included, among others: (i) safety goals to reduce incident rate and severity rate; (ii) environmental goals for the Wood Products and Timberlands divisions; (iii) strategy goals regarding natural climate solutions and growth opportunities; (iv) goals to achieve key operational improvements within budget and complete key capital and technology upgrade projects; (v) goals regarding corporate responsibility matters, including expanding corporate responsibility reporting to meet key existing and pending framework requirements; and (vi) human capital goals regarding attracting, developing and retaining a management team capable of executing on the company’s long-term strategic objectives. The Compensation Committee discussed its evaluation of Mr. Cremers’s performance in executive session when Mr. Cremers was not present.

The recommendations of the President and Chief Executive Officer to the Compensation Committee concerning the payment of awards for each of the other executive officers were based on the individual performance evaluations of those officers. These evaluations took into account objective criteria in the form of operating results against budget, and subjective criteria such as performance against strategic goals which involve the exercise of discretion and judgment in assessing performance. In addition, the Compensation Committee evaluates our executive officers’ actual compensation as compared to their target compensation.

2024 Long-Term Equity Incentive Awards

Our long-term incentive program is intended to link compensation to long-term company performance. Under our long-term incentive program, we grant two types of equity awards:

•
performance shares, which reward employees for company performance over a three-year period that exceeds the applicable performance peer groups, encourage employees to focus on the creation of long-term stockholder value, and align the interests of employees with those of our stockholders; and
•
restricted stock units, which vest on December 31 immediately preceding the third anniversary of the grant date, and aid in the recruitment and retention of key employees.

We do not grant stock options, stock appreciation rights, or other option-like awards, so we are not required to provide disclosure under Item 402(x) of Regulation S-K.

Annual equity awards comprise 60% performance shares and 40% restricted stock units, emphasizing the performance-based component of the award. The effective grant date for equity awards is the day of the Compensation Committee meeting at which the awards are approved, typically in February of each year. These meetings are scheduled well in advance and are not coordinated with the release of any material, non-public information. We also may grant equity awards to recognize increased responsibilities or significant contributions, attract new hires, retain executives or recognize certain other unique circumstances that occur throughout the year. The effective date of these grants is determined based on the timing of the recognition or hiring date.

Long-Term Equity Incentive Award Guidelines. The Compensation Committee has approved “guideline” long-term incentive values for each executive eligible for long-term equity incentive awards other than the President and Chief Executive Officer. These guideline values are targeted at the median of competitive practice, and for the 2024 long-term incentive grants, were based on a 2022 assessment of compensation programs of comparably sized companies by the Compensation Committee’s independent compensation consultant. The employee’s guideline value may be increased or decreased at the Compensation Committee’s discretion based upon management’s assessment of an individual employee’s past contributions and potential future contributions to the company. Guideline values are then converted to performance shares and restricted stock units in a given year by dividing the values by an amount equal to the closing price of company common stock on the grant date. In the case of the company’s President and Chief Executive Officer, the Compensation Committee determines in its sole discretion the value of equity awards to be granted based on a review by the Compensation Committee’s independent compensation consultant of competitive practices and the Compensation Committee’s evaluation of the President and Chief Executive Officer’s performance.

Restricted Stock Units. The annual restricted stock unit grants vest on December 31 immediately preceding the third anniversary of the grant date, unless the officer’s employment with the company is terminated for any reason other than death, disability or retirement. See “Potential Payments upon Termination or Termination Following a Change in Control.” We have also occasionally granted restricted stock units to newly hired executives to replace the value of equity awards that were forfeited when they left their prior employer. We believe that this is a recruitment tool that is necessary, in some cases, to recruit qualified executive talent and it aligns the interests of new executives to those of our stockholders from day one.

Performance Shares. Performance shares are earned based on the company’s TSR measured over a three-year period relative to (1) the median TSR of a select group of peer companies and (2) the percentile ranking of the company’s TSR relative to all companies within the FTSE Nareit All Equity REITs Index over the performance period. See “2024 Long-Term Equity Incentive Awards – Performance Peer Group.” Each comparison is given equal weight.

2024 Long-Term Equity Incentive Awards. In February 2024, the Compensation Committee approved long-term incentive awards for all eligible employees consisting of performance shares (60%) and restricted stock units (40%)

using the guidelines described above under “Long-Term Equity Incentive Award Guidelines.” In addition, the Compensation Committee approved one-time increases to the long-term equity incentive awards for Mr. DeReu and Ms. Tyler that had a grant-date value equal to one times their respective long-term equity incentive award targets (i.e., 110% of base salary for Mr. DeReu and 115% of base salary for Ms. Tyler). The Compensation Committee approved the increase for Mr. DeReu in recognition of his leadership of mergers and acquisitions and the development of new Natural Climate Solutions business opportunities, including new carbon and solar opportunities. Ms. Tyler’s increase was approved in recognition of her strong performance, including her contributions to mergers and acquisitions and leadership in an increasingly complex regulatory and reporting environment. Because he is retirement eligible, the terms of Mr. DeReu’s award provide that the increased portion will be forfeited if he retires before the vesting date rather than be eligible for pro-rata vesting as is customary for long-term equity incentive awards.

2024 Performance Share Awards. The performance shares granted in 2024 are earned based on the company’s TSR performance over a three-year period ending December 31, 2026 as compared across two scales. TSR is calculated for the performance period based upon the return on a hypothetical investment in shares of PotlatchDeltic common stock versus the return on an equal hypothetical investment in (1) our performance peer group and (2) the Nareit All Equity REIT Index, each weighted fifty percent, in all cases assuming dividends paid over the performance period are reinvested as of the ex-dividend date. The following table sets forth the relative TSR performance scale and the corresponding number of shares earned as a percentage of the weighted targets set by the Compensation Committee. Because each TSR performance scale is weighted equally, the percentage of performance shares earned equals the sum of the percentage multiple for each TSR performance scale, divided by two.

Median TSR of Performance Peer Group	Nareit All Equity REIT Index TSR Ranking	Percent of Shares Issued
Below Threshold	Below Threshold	—
Threshold (7.5% Below Median)	Threshold (33rd percentile)	25%
Target (Median)	Target (50th percentile)	100%
Maximum (15% Above Median)	Maximum (85th percentile)	200%

The Compensation Committee sets thresholds, targets and caps for performance-based awards. The threshold means that if performance falls below a specified level, the award has no value, making the performance share portion of the executive’s compensation truly at risk. The target means that if 100% of a performance target is achieved, the value of the performance award to the participant will be at or near the guideline. Consistent with our philosophy of compensating executives at or near the median compensation paid by companies of comparable size, the performance measures at target are established at median levels. The cap means that an executive cannot earn greater than 200% of target, regardless of actual performance, which we believe has the effect of reducing risk taking and maintaining fiscal discipline. The number of performance shares earned for each factor proportionately increases or decreases between threshold and target levels for the factor and between target and maximum levels for the factor.

Performance Peer Group. We consider our peer companies for purposes of TSR comparisons to consist of other timber REITs and forest product companies. The companies used for TSR comparisons for the 2024-2026 performance share grants are as follows:

Company
Weyerhaeuser
UFP Industries
Rayonier
The St. Joe Company
West Fraser Timber Co.
Canfor Corporation
Interfor Corporation
Western Forest Products

Adjustments to Performance Share Awards. The Compensation Committee reserves the right to reduce or eliminate any performance share award to an executive, or to all executives as a group, for any reason. The Compensation Committee did not exercise this discretion for 2024.

Other Elements of the Executive Compensation Program

Perquisites and Personal Benefits. We do not provide excessive perquisites or other personal benefits to our named executive officers, such as aircraft for personal use, paid parking spaces, or company cars. We do pay insurance premiums for accidental death and dismemberment insurance and we may reimburse executive officers for certain relocation expenses pursuant to a relocation program. Pursuant to our relocation program, reimbursement of the employee’s loss on sale of his or her home is capped and the relocating employee’s home is only purchased if not sold within 90 days and then only at a purchase price equal to the average of two independent appraisals of fair market value. The company may provide tax protection for costs associated with relocation.

Salaried Retirement Plan. Our Salaried Retirement Plan provides a pension to our salaried and certain other eligible employees who were participants in the plan before January 1, 2011, including certain of our named executive officers. This plan is discussed in detail starting on page 47. Effective January 1, 2011, our Salaried Retirement Plan was closed to new entrants.

Supplemental Plan II. Our Salaried Supplemental Benefit Plan II (Supplemental Plan) provides retirement benefits to our eligible salaried employees including our named executive officers, based upon the benefit formula of our Salaried Retirement Plan and our Salaried 401(k) Plan but without regard to the IRS compensation and benefit limitations applicable to these tax-qualified plans. We believe this plan is competitive with our peers and companies of comparable size, and is intended to provide a retirement benefit commensurate with participant compensation, as we provide for other employees. This plan is discussed in detail on pages 47 and 48.

401(k) Plan. Our Salaried 401(k) Plan permits our salaried and certain other eligible employees, including our named executive officers, to make voluntary pre-tax and after-tax contributions to the plan, subject to applicable tax limitations. We match $0.70 for every $1.00 that a participant contributes to our Salaried 401(k) Plan, up to the first 6% of his or her eligible compensation, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are 100% vested in the matching contributions upon completion of two years of service. In connection with the closure of our Salaried Retirement Plan to new employees in 2011, we amended our Salaried 401(k) Plan to provide for annual company contributions equal to 3% of eligible compensation for employees hired between January 1, 2011 and June 1, 2015, in addition to the company match. Employees hired after June 1, 2015 receive only the company match. In addition, effective June 1, 2023, the company discontinued the company stock fund as an investment option for future contributions under the plan. Effective December 31, 2024, the company stock fund ceased to be an investment option under the plan.

Health and Welfare Benefits. All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and vision care coverage, disability insurance and life insurance.

Post-Termination Severance Benefits. The company maintains a severance program that provides severance benefits to our named executive officers and certain other officers and executive employees. Benefits are payable under the severance program both in connection with a termination of the executive officer’s employment with us and in connection with a separation of employment following a change in control. The Compensation Committee believes the severance program is competitive with those of our peer companies and serves our recruitment and retention efforts. The section entitled “Potential Payments Upon Termination or Termination Following a Change in Control” provides additional information regarding the severance program and the estimated potential incremental benefits under the program for the named executive officers.

Officer Stock Ownership Guidelines

In the interest of promoting and increasing equity ownership by our senior executives and to further align our executives’ long-term interests with those of our stockholders, we have adopted the following stock ownership guidelines:

Executive	Value of Shares
President and Chief Executive Officer	5 x Base Salary
Chief Financial Officer	2 x Base Salary
Vice President	2 x Base Salary

Each executive must achieve equity ownership in the company having a value equal to the thresholds above within five years of becoming an executive officer subject to the stock ownership guidelines. Shares held in a brokerage account or an account with our transfer agent, common stock units owned as a result of deferred awards paid under our annual incentive program, and any vested restricted stock units count towards the ownership requirement. Shares subject to unvested restricted stock units or unearned performance shares, however, do not count toward the ownership guidelines. An executive must meet and maintain the stock ownership requirement in order to sell any company stock.

As of March 1, 2025, all of our named executive officers were in compliance with the stock ownership guidelines, either because they met the applicable stock ownership requirements or had been an executive officer for less than five years. See “Security Ownership of Directors and Executive Officers.”

Our officers’ stock ownership guidelines may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” and “Officer Stock Ownership Guidelines.”

Risk Assessment

Company management provides ongoing information to the Compensation Committee regarding aspects of our executive compensation program that could mitigate or encourage excessive risk taking by company executives. Management and the Compensation Committee evaluate the following factors, among others, when assessing the risks arising from our compensation policies and procedures:

•
the balance between annual and long-term incentives;
•
the existence of caps on annual and long-term incentive awards;
•
the use of different metrics for annual and long-term incentive awards;
•
the use of rolling performance periods and laddered equity vesting to reduce pressure on any one performance period or vesting date;
•
the ability of company management and the Compensation Committee to consider non-financial and other qualitative performance factors such as safety and environmental performance in determining actual compensation packages;
•
stock ownership guidelines that are meaningful and align our executives’ interests with those of our stockholders;
•
a prohibition on hedging transactions with respect to company securities or pledging (except in limited circumstances and with Compensation Committee preapproval) company securities; and
•
the company’s clawback or incentive compensation recovery policies.

Insider Trading Policies and Procedures

General

We have adopted insider trading policies and procedures that govern the purchase, sale, and other disposition of our securities by us and by our employees, directors, and officers. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the exchange listing standards applicable to us. Our Securities Law Compliance and Insider Trading Policy (the “Insider Trading Policy”) governs the purchase, sale, and/or other disposition of securities of the company and specific other companies by our directors, officers and employees or the company. In that regard, the Insider Trading Policy broadly prohibits the trading of the securities of the company or other companies on the basis of material non-public information.

Prohibition on Hedging and Pledging

The company’s Insider Trading Policy prohibits directors, officers and employees from engaging in speculative transactions involving company securities, including entering into hedging or monetization transactions or similar arrangements with respect to company securities. The policy also prohibits directors and executive officers from pledging company securities except under limited circumstances and with approval by the Compensation Committee.

The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy. A copy of our Insider Trading Policy may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” and “Securities Law Compliance and Insider Trading Policy.” In addition, our Insider Trading Policy is included as Exhibit 19 to our 2024 Annual Report on Form 10-K.

Recovery of Incentive Compensation

Rule 5608 Incentive Compensation Recovery Policy

We have adopted a “clawback” policy as required by Nasdaq Listing Rule 5608. This policy requires the company to reasonably promptly recover erroneously awarded incentive-based compensation received by executive officers on or after October 28, 2023 in the event of an accounting restatement due to the material noncompliance of the company with any financial reporting requirements under the securities laws. Incentive-based compensation includes compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, which includes, among other measures, TSR and stock price. The recovery obligation applies to incentive-based compensation awarded during the three completed fiscal years preceding the date such restatement was required. In addition, the amount to be recovered is the pre-tax amount of incentive-based compensation that exceeds the amount that would have been received had the incentive-based compensation been determined based on the restated amounts. The policy includes an exception to the recovery obligation to the extent that pursuit of recovery would be impracticable under the Nasdaq rule.

General Compensation Recovery Policy

In addition, the company has a separate policy that provides that, for all incentive awards granted to executive officers after December 31, 2009, our Board of Directors has the discretion to require that the executive officer reimburse the company if:

•
payment was predicated upon the achievement of specific financial results that were subsequently the subject of a material financial restatement;
•
in the Board’s view, a company employee engaged in fraud or misconduct that caused or partially caused the need for such material financial restatement by the company; and
•
lower payment, settlement, grant or vesting would have occurred based upon the restated financial results.

The amount to be reimbursed under this policy is the pre-tax amount by which any incentive awards previously paid, settled, granted or vested on the basis of previously stated financial results within the two-year period preceding the date of disclosure of the material financial restatement, exceeded the lower amounts that would have been paid, settled, granted or vested based on the restated financial results.

The policy also provides that, unless the Board or Compensation Committee determines otherwise, for all employees, all outstanding incentive awards automatically terminate upon a termination for “Cause” (as defined in the policy). Additionally, if an employee is terminated for any reason, and the company later learns that the employee engaged in conduct constituting Cause during his or her employment, then all outstanding incentive awards automatically terminate, the employee is ineligible to receive any payments under any outstanding incentive awards, and the employee must pay the company up to the total amount or value of incentive award payments received during the period between 12 months before and 36 months after the employee’s employment was terminated.

A copy of our Incentive Compensation Recovery Policy for Executive Officers and our Compensation Recovery Policy (applicable to executive officers and other employees) may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” then “Corporate Governance,” then “Incentive Compensation Recovery Policy for Executive Officers” or “Incentive Compensation Recovery Policy,” as applicable. In addition, our Incentive Compensation Recovery Policy for Executive Officers is included as Exhibit 97 to our 2024 Annual Report on Form 10-K.

REPORT OF THE EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE

The Executive Compensation and Personnel Policies Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2024 Annual Report on Form 10-K.

The Committee Members

D. Mark Leland (Chair)
Linda M. Breard William L. Driscoll Lawrence S. Peiros

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The table below sets forth information regarding the compensation for each of our 2024 named executive officers. The information contained in the Summary Compensation Table should be viewed together with the “2024 Grants of Plan-Based Awards” table, which includes target levels for annual incentive awards and long-term performance share awards, to obtain the most accurate representation of annual and long-term incentive compensation elements and the total compensation provided to our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Eric J. Cremers	2024	925,385	—	3,202,475	1,124,300	955,478	96,407	6,304,045
President &	2023	900,000	—	3,112,639	1,105,200	1,267,426	123,688	6,508,953
Chief Executive Officer	2022	596,154	—	2,725,012	1,800,000	—	111,368	5,232,534
Wayne Wasechek (5)	2024	439,269	—	544,429	280,100	—	34,439	1,298,237
Vice President &	2023	308,584	—	380,543	323,300	—	25,574	1,038,001
Chief Financial Officer	2022	—	—	—	—	—	—	—
Ashlee Townsend Cribb	2024	471,523	—	579,163	96,400	—	27,018	1,174,104
Vice President, Wood Products	2023	454,808	—	590,520	88,000	—	38,045	1,171,373
	2022	435,831	—	620,506	394,000	—	143,699	1,594,036
Michele L. Tyler	2024	416,177	—	1,070,799	202,700	—	30,906	1,720,582
Vice President, General Counsel &	2023	397,392	—	539,404	245,700	—	34,950	1,217,446
Corporate Secretary	2022	380,777	—	566,760	382,500	—	33,679	1,363,716
William R. DeReu (6)	2024	340,100	—	837,089	248,900	195,885	27,345	1,649,319
Vice President, Real Estate	2023	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—

(1)
This column shows the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, but excluding the effect of any estimated forfeitures, of performance shares (at target) and restricted stock units granted in 2022, 2023 and 2024. In accordance with FASB ASC Topic 718, the grant date fair value reported for all restricted stock units was computed by multiplying the number of shares subject to the restricted stock unit award by the closing price of our stock on the grant date. The grant date fair values reported for performance shares were based upon the probable outcome of the TSR condition, which amounts were determined consistent with the estimate of the aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The estimate of the aggregate compensation cost to be recognized over the performance period was determined by using a Monte Carlo simulation model, yielding a value of $52.92 per share for the 2024 grant, $61.21 per share for the 2023 grant, and $76.18 per share for the 2022 grant. The assumptions made in connection with this estimate are discussed in Note 12 to our Financial Statements included in our 2024 Annual Report on Form 10-K. Assuming the highest level of performance is achieved (which would result in the vesting of 200 percent of the performance shares granted), the aggregate grant date fair value of performance shares set forth in the “Stock Awards” column above would be: Mr. Cremers: $3,459,602; Mr. Wasechek: $588,126; Ms. Cribb: $625,648; Ms. Tyler: $1,156,774; and Mr. DeReu: $904,300.
(2)
This column reflects the cash awards earned under our annual incentive plan.
(3)
Amounts shown represent the aggregate annual change in the actuarial present value of accumulated pension benefits under all of our defined benefit pension plans. For 2022, the amount was -$92,897 for Mr. Cremers. No portion of the amounts shown in this column is attributable to above-market or preferential earnings on deferred compensation.
(4)
2024 amounts shown include the following amounts for each named executive officer:

	401(k) Company Match ($)	401(k) Plan Allocation under Salaried Supplemental Benefit Plan II ($)	Life Insurance Premiums ($)
Mr. Cremers	14,490	70,795	11,122
Mr. Wasechek	14,490	17,538	2,411
Ms. Cribb	14,490	9,010	3,518
Ms. Tyler	14,490	13,309	3,107
Mr. DeReu	14,490	9,828	3,027
(5)
In 2023, Mr. Wasechek served as Controller and Principal Accounting Officer until April 19, 2023, Interim Vice President, Chief Financial Officer and Chief Accounting Officer from April 19, 2023 until August 29, 2023, and as Vice President and Chief Accounting Officer since August 29, 2023. The amount shown for Mr. Wasechek’s salary in 2023 includes $56,813 paid as an incremental salary stipend to Mr. Wasechek for the period from April 19, 2023 to August 29, 2023 when he served as Interim Vice President, Chief Financial Officer and Chief Accounting Officer. Compensation information is not presented for Mr. Wasechek for 2022, because he was not a named executive officer during that year.
(6)
Compensation information is not presented for Mr. DeReu for 2022 or 2023, because he was not a named executive officer during those years.

2024 Grants of Plan-Based Awards

The table below provides information regarding 2024 grants of annual and long-term incentive awards for the named executive officers, including the range of estimated possible payouts under our annual incentive plan and estimated future payouts under our performance share program and the grant date fair value of restricted stock units. The following table excludes any dividend equivalents that may become payable with respect to the awards.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value ($)(4)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Eric J. Cremers	2/8/2024	116,250	1,162,500	4,417,500	9,681	38,724	77,448	—	2,049,274
	2/8/2024	—	—	—	—	—	—	25,816	1,153,201
Wayne Wasechek	2/8/2024	28,958	289,575	1,100,385	1,646	6,583	13,166	—	348,372
	2/8/2024	—	—	—	—	—	—	4,389	196,057
Ashlee Townsend Cribb	2/8/2024	21,330	213,300	810,540	1,751	7,003	14,006	—	370,599
	2/8/2024	—	—	—	—	—	—	4,669	208,564
Michele L. Tyler	2/8/2024	20,955	209,550	796,290	3,237	12,948	25,896	—	685,208
	2/8/2024	—	—	—	—	—	—	8,632	385,591
William R. DeReu	2/8/2024	15,413	154,125	585,675	2,531	10,122	20,244	—	535,656
	2/8/2024	—	—	—	—	—	—	6,748	301,433

(1)
Actual amounts paid under our annual incentive plan for performance in 2024 were paid in February 2025 (unless deferred under our Management Deferred Compensation Plan) and are reflected in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Awards granted under our annual incentive plan range from 0.10 to 1.9 times target, based on the achievement of financial performance and non-financial performance goals for the year, and then are adjusted up or down by individual modifiers ranging from 0% to 200%. The amounts shown are for target performance. To show the lowest and highest awards available, the amounts shown for threshold assume 0.10 times target and those for maximum assume 1.9 times target and the maximum individual modifier. See the column titled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. The annual incentive plan is described in “Compensation Discussion and Analysis” beginning on page 27.
(2)
Amounts shown represent the threshold, target, and maximum performance shares for the 2024-2026 performance period. Performance shares are granted at target performance level. The performance share program is described in “Compensation Discussion and Analysis” beginning on page 27.
(3)
This column includes Restricted Stock Units (RSUs) granted in 2024 that vest on December 31 immediately preceding the third anniversary of the grant date, unless the officer’s employment with the company is terminated for any reason other than death, disability or retirement or in connection with a Change in Control. See “Potential Payments upon Termination or Termination Following a Change in Control.”
(4)
The grant date fair value of the restricted stock units has been calculated using the closing price of our common stock on the February 8, 2024 grant date for the officers of $44.67. The grant date fair value of the performance share awards has been calculated based on the probable outcomes of the TSR condition as of the grant date, consistent with FASB ASC Topic 718, yielding a value of $52.92 per performance share.

2024 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information regarding the outstanding unvested or unearned stock awards held by the named executive officers as of December 31, 2024. The market value of unvested stock awards is based on the closing stock price of company common stock of $39.25 on Tuesday, December 31, 2024, the last trading day of the year.

		Restricted Stock Units			Performance Shares
	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Eric J. Cremers	2/8/2024	26,594	(A)	1,043,815	40,394	1,585,465
	2/9/2023	23,557	(B)	924,612	36,246	1,422,656
Wayne Wasechek	2/8/2024	4,578	(A)	179,687	6,866	269,491
	4/19/2023	3,826	(C)	150,171	—	—
	2/9/2023	1,595	(B)	62,604	2,393	93,925
Ashlee Townsend Cribb	2/8/2024	4,870	(A)	191,148	7,305	286,721
	2/9/2023	4,584	(B)	179,922	6,876	269,883
	7/28/2021	10,950	(D)	429,788	—	—
Michele L. Tyler	2/8/2024	9,004	(A)	353,407	13,506	530,111
	2/9/2023	4,187	(B)	164,340	6,281	246,529
William R. DeReu	2/8/2024	7,003	(A)	274,868	10,558	414,402
	2/9/2023	3,206	(B)	125,836	4,909	192,678

(1)
This column shows restricted stock units, plus dividend equivalents accrued through December 31, 2024. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment date. Also includes restricted stock units that are not subject to forfeiture and will be paid out upon the officers’ separation from the company.

(A)
100% of the restricted stock units listed, plus additional dividend equivalents accrued through the vesting date, will vest on December 31, 2026.

(B)
100% of the restricted stock units listed, plus additional dividend equivalents accrued through the vesting date, will vest on December 31, 2025.

(C)
100% of the restricted stock units listed, plus additional dividend equivalents accrued through the vesting date, will vest on April 19, 2026.

(D)
100% of the restricted stock units listed, plus additional dividend equivalents accrued through the vesting date, will vest on July 28, 2025.

(2)
The value of restricted stock units shown is calculated using the $39.25 per share closing price of our common stock on Tuesday, December 31, 2024.

(3)
This column shows performance shares, plus dividend equivalents accrued through December 31, 2024. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment date. The award grants are shown at target. The actual number of shares that could be issued upon settlement of these awards may be more or less than the amounts shown in the table.

(4)
The value of performance shares shown is calculated using the $39.25 per share closing price of our common stock on Tuesday, December 31, 2024.

2024 Stock Vested

The table below provides, for each of our named executive officers, the number of stock awards vested in 2024 and the value realized due to the vesting.

	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Eric J. Cremers	36,673	1,439,415
Wayne Wasechek	2,913	114,335
Ashlee Townsend Cribb	8,448	331,584
Michele L. Tyler	7,716	302,853
William R. DeReu	4,884	191,697

(1)
This column includes (A) the gross number of performance shares earned for the performance period 2022-2024, plus dividends accrued during the performance period and (B) restricted stock units that vested in 2024 plus dividends accrued during the vesting period. For the performance shares, the Compensation Committee approved settlement in February 2025 and actual settlement occurred in the same month. Sales for tax purposes resulted in fewer shares received by each named executive officer than shown in the table.

(2)
The value of the performance shares was calculated using the $39.25 per share closing price of our common stock on December 31, 2024, the last trading day of the performance period. The final number of performance shares vested was determined by approval of the Compensation Committee, with settlement occurring promptly thereafter. The value of the restricted stock units was calculated using the $39.25 per share closing price of our common stock on December 31, 2024, the last trading day before the vesting date, including the market value of any dividend equivalents that have accrued on the underlying shares as of the vesting date. Dividend equivalents for performance shares and restricted stock units are calculated using the closing price of our common stock on the dividend payment dates.

2024 Pension Benefits

The table below shows the actuarial present value of each named executive officer’s accumulated benefit payable on retirement under our qualified Salaried Retirement Plan (the “Retirement Plan”) and under the Retirement Plan Supplemental Benefit portion of our non-qualified Salaried Supplemental Benefit Plan II (the “Supplemental Plan”). Effective January 1, 2011, the company closed the Retirement Plan and the Supplemental Plan to employees hired on or after that date. Mr. Wasechek and Mses. Cribb and Tyler joined the company after January 1, 2011 and therefore do not participate in the Retirement Plan or the Supplemental Plan.

	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Eric J. Cremers	Supplemental Plan	17.46	5,107,813	—
	Retirement Plan	17.46	888,910	—
William R. DeReu	Supplemental Plan	18.63	629,618	—
	Retirement Plan	18.63	813,037	—

(1)
The present value of accumulated benefits was computed by Mercer, the company’s pension actuary, utilizing the following assumptions: discount rate of 5.75%; normal retirement age of 62 or current age, if older; service as of the fiscal year-end; PRI-2012 white collar Annuitant Mortality with generational projection using Mercer’s modified MP2021 scale (MMP-2021); and IRS limitations and Social Security covered compensation as of the measurement date.

Summary of Retirement Plan Benefits

Salaried and other eligible employees who were participants in the plan before January 1, 2011, including certain of our named executive officers, are eligible to receive retirement benefits under the Retirement Plan. For purposes of calculating the Retirement Plan benefit, earnings generally include base salary and annual cash bonus awards or annual cash incentive awards, whichever is higher. Benefits paid under the Retirement Plan are calculated as follows:

Benefit	Benefit Available If:	Benefit Amount
Normal Retirement	Employment with company terminates after eligible employee attains age 65

Calculate the final average monthly earnings (highest consecutive 60 months of final 120 months earnings divided by 60) multiplied by 1%, multiplied by years of credited service, plus portion of final average monthly earnings that exceeds the Social Security Benefit Base multiplied by ½% multiplied by years of credited service up to 35

Early Retirement	Employment with company terminates after eligible employee turns 55 and has ten or more years of vesting service	Calculate the monthly normal retirement benefit (as described above), then reduce that amount by 1/12 of 5% (5% per year) for each month the retirement age is less than age 62

Required survivor benefits are paid under the Retirement Plan. Benefits generally are paid in the form of joint and survivor 50% annuity or single life annuity if the participant is unmarried. Alternate annuity forms of payment are available subject to the actuarial equivalence factors used for all salaried employees in the Retirement Plan.

The benefits payable under the Retirement Plan and our Salaried 401(k) Plan (401(k) Plan), are supplemented by benefits paid under the Supplemental Plan for certain salaried and other eligible employees including our named executive officers. Benefits paid under the Supplemental Plan are calculated in accordance with the normal retirement benefit formula or early retirement formula described in the table above with respect to the Retirement Plan, taking into account the vested benefit that would have been paid under the Retirement Plan if:

•
the limitations imposed by the Internal Revenue Code on maximum eligible annual earnings ($345,000 in 2024) and maximum annual retirement benefits ($275,000 in 2024) did not apply; and
•
any deferred bonus awards were paid to the eligible employee in the year deferred.

From this sum, the benefit paid under the Retirement Plan is subtracted to determine the benefit paid under the Supplemental Plan.

For example, in 2024 the maximum compensation allowed under the Retirement Plan was $345,000. For an executive earning $350,000 in 2024, the Retirement Plan uses compensation of $345,000 in the benefit formula, while the Supplemental Plan uses the full $350,000, producing a higher total benefit value.

Eligible employees become vested in the Supplemental Plan on the completion of five years of vesting service. Benefits paid under the retirement portion of the Supplemental Plan are paid beginning no later than 90 days after the date the eligible employee turns 55 or terminates employment, whichever is later and, at the eligible employee’s election, in one of the annuity forms available under the Retirement Plan (other than the Social Security adjustment option), except benefits with total actuarial present value of $50,000 or less, which are paid in a lump sum.

2024 Nonqualified Deferred Compensation

The table below shows the fiscal year contributions made by and on behalf of each of the named executive officers under the 401(k) Plan portion of the Supplemental Plan, as well as amounts deferred during the fiscal year under our Management Deferred Compensation Plan. The amounts shown for aggregate earnings, aggregate withdrawals/distributions and aggregate balance include all such amounts for these plans as well as the Supplemental Plan and certain other predecessor deferred compensation plans in which the named executive officer participates.

	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (12/31/24) ($)(3)
Eric J. Cremers	—	70,795	2,477	—	864,089
Wayne Wasechek	—	17,538	3,378	—	44,589
Ashlee Townsend Cribb	—	9,010	4,537	—	51,214
Michele L. Tyler	—	13,309	8,104	—	86,038
William R. DeReu	34,010	9,828	257,737	—	1,304,785

(1)
Amounts shown in the Registrant Contributions column above are also included in the “All Other Compensation” column in the Summary Compensation Table.

(2)
None of the Aggregate Earnings reported in this table are included in the Summary Compensation Table for the 2024 fiscal year because they do not represent above-market or preferential earnings.

(3)
The following amounts of registrant contributions in 2024, 2023 and 2022 included in the Aggregate Balance column above have been reported as compensation to the named executive officers in the Summary Compensation Tables for the applicable years, except that the amounts shown for Mr. Wasechek have been reported in the Summary Compensation Table only for 2024 and 2023 and the amounts shown for Mr. DeReu have been reported in the Summary Compensation Table only for 2024:

Name	2024 ($)	2023 ($)	2022 ($)
Eric J. Cremers	70,795	99,540	88,071
Wayne Wasechek	17,538	10,071	6,020
Ashlee Townsend Cribb	9,010	21,790	11,482
Michele L. Tyler	13,309	18,895	18,777
William R. DeReu	9,828	11,591	11,726

In addition to the retirement benefits described above, the Supplemental Plan also provides benefits supplemental to the 401(k) Plan to the extent that the eligible employee’s allocations of “company contributions” are reduced under the 401(k) Plan due to Internal Revenue Code limits. For years after 2004, eligible employees are credited with contributions under the Supplemental Plan equal to the difference between the amount of company contributions and allocable forfeitures actually allocated to the eligible employee under the 401(k) Plan for the year and the amount of company contributions and allocable forfeitures that would have been allocated to the eligible employee under the 401(k) Plan if the eligible employee had made “participating contributions” equal to 6% percent of his or her earnings determined without regard to the Internal Revenue Code limit on maximum eligible compensation ($345,000 in 2024). Amounts credited to the Supplemental Plan on behalf of eligible employees are deemed to be invested in certain investments allowed under the 401(k) Plan as elected by the eligible employee.

Eligible employees become vested in this supplemental benefit upon the earliest of completion of two years of service, attainment of age 65 while an employee, or total and permanent disability. The supplemental benefits are paid in 10 or fewer annual installments or in a lump sum, at the eligible employee’s election, following separation from service. Benefit payments made under the Supplemental Plan to “key employees,” as defined under the Internal Revenue Code, on account of their separation from service will be delayed for a minimum of six months following their separation date. Account balances that are equal to less than the annual 401(k) contribution limit ($23,000 in 2024) on the date the eligible employee separates from service are paid in a lump sum without regard to the employee’s election.

Certain eligible employees, including the named executive officers, who earn awards under our annual incentive plan are permitted to defer receipt of those awards. These employees may defer receipt of a minimum of 50% and a maximum of 100% of the award prior to 2024 (or commencing with 2024, a minimum of 1% and a maximum of 90% of the award) pursuant to rules established under our Management Deferred Compensation Plan. Eligible employees, including the named executive officers, may also defer up to 50% of their base salary under the Management Deferred Compensation Plan. At the employee’s election, deferrals may be deemed invested in a stock unit account, a directed investment account with certain deemed investments available under the 401(k) Plan or a combination of these investment vehicles. If stock units are elected, dividend equivalents are credited to the units.

Potential Payments Upon Termination or Termination Following a Change in Control

Severance Program for Executive Employees. The Severance Program for Executive Employees (the “Severance Program”) provides severance benefits to our named executive officers, certain other officers, and certain other employees designated by the Compensation Committee. Benefits are payable under the Severance Program both in connection with a termination of the individual’s employment with us and in connection with a separation of employment following a change in control.

Termination Other Than in Connection with Change in Control, Retirement, Death or Disability. The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program if the named executive officer’s employment is terminated in the circumstances described below. No benefits are payable if the termination of service is voluntary or for cause, and a separate set of provisions apply when termination is a result of retirement, death or disability. The following table assumes the termination of employment occurred on December 31, 2024.

Name	Cash Severance Benefit ($)	Pro-Rata Annual Bonus ($)(1)	Value of Equity Acceleration ($)(2)	Benefit Continuation ($)(3)	Other ($)(4)	Total ($)
Eric J. Cremers	930,000	—	—	21,770	20,000	971,770
Wayne Wasechek	445,500	—	—	14,933	20,000	480,433
Ashlee Townsend Cribb	474,000	—	—	14,933	20,000	508,933
Michele L. Tyler	419,100	—	—	1,356	20,000	440,456
William R. DeReu	355,673	—	—	17,847	20,000	393,520

(1)
Under the Annual Incentive Plan, if the executive is not employed by the company on the date of the award payout (February 2025) for reasons other than death, disability or retirement, the annual incentive plan award payout is forfeited.

(2)
Unvested performance shares and restricted stock units will be forfeited outside of a change in control, death, disability or retirement termination.

(3)
The executive officers receive a lump sum cash benefit in consideration of future health needs pursuant to the Severance Program.

(4)
Reflects estimated amount for reimbursement for up to twelve months of expenses incurred for outplacement services.

Under the Severance Program, basic severance benefits generally are payable to each eligible employee when his or her employment terminates in the following circumstances:

•
involuntary termination of the employee’s employment for any reason other than death, disability or misconduct;
•
the subsidiary employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the subsidiary, in a transaction that is also a change in ownership or effective control of PotlatchDeltic Corporation or a change in ownership of a substantial portion of PotlatchDeltic Corporation’s assets (but no benefits are payable if the employee continues employment with or is offered the same or better employment terms by the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program); or
•
separation from service by the employee within 24 months
▪
of a material reduction in his or her authority or responsibility,
▪
of a material reduction in his or her base salary,
▪
of being required to relocate his or her principal place of business to a place that is 50 miles or more from the prior principal place of business,
▪
of a material reduction in his or her benefits under cash or equity-based incentive plans, qualified and nonqualified employee benefit plans, or any employee welfare plan, as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees, or
▪
of a material breach by the company of any material, written employment or services agreement.

Upon the occurrence of any of the events described above, (which expressly excludes a termination by the employee outside of the reasons noted above) the following basic severance benefits shown in the above table are payable to the named executive officers:

•
Cash Severance Payment – A cash payment equal to three weeks of the executive officer’s base compensation for each full year of service. The minimum cash benefit is twelve months of base salary.
•
Benefits Payment – A cash benefit in consideration of future health care needs (i.e., medical and dental) in an amount equal to the total monthly premium for such coverage times 12.
•
Outplacement Services – Reimbursement for up to 12 months of expenses incurred for outplacement services.

Termination of an employee’s employment (for reasons other than in connection with a change in control or upon death, disability or retirement) will result in the automatic termination of any unvested performance shares and restricted stock units.

No basic severance benefits are payable under the Severance Program in connection with an eligible employee’s termination generally if (1) the employee separates from service on or after his or her normal retirement date, (2) during the two-year period immediately before retirement, the employee is an eligible employee under the Severance Program, and (3) the employee is entitled to benefits under the Retirement Plan, the 401(k) Plan (excluding benefits representing employee contributions) and the Supplemental Plan which, when converted into a straight life annuity, equal at least $44,000 in the aggregate. The Severance Program document also states that no severance benefits will be payable if the eligible employee is receiving long-term or permanent disability benefits under the company’s disability income plan.

Termination Following a Change in Control. The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program upon a termination of employment in connection with a change in control. Payment of these benefits requires a “double trigger,” or a change in control coupled with an involuntary loss of employment or a voluntary termination of employment for Good Reason (as defined in the Plan document) within one month prior to or two years after the change in control. The following table assumes the termination of employment and a change in control each occurred on December 31, 2024.

Name	Cash Severance Benefit ($)(1)	Pro-Rata Annual Bonus ($)(2)	Value of Equity Acceleration ($)(3)	Benefit Continuation ($)(4)	Enhancement of Retirement Benefits ($)	Other ($)(5)	Total ($)
Eric J. Cremers	6,277,500	1,162,500	4,976,547	21,770	—	20,000	12,458,317
Wayne Wasechek	1,837,700	289,575	755,877	14,933	—	20,000	2,918,085
Ashlee Townsend Cribb	1,718,300	213,300	1,357,461	14,933	—	20,000	3,323,994
Michele L. Tyler	1,571,600	209,550	1,294,387	1,356	—	20,000	3,096,893
William R. DeReu	1,241,600	154,125	1,007,783	17,847	—	20,000	2,441,355

(1)
Mr. Cremers receives a severance benefit equal to three times the sum of his base salary and target annual cash incentive award. The other executive officers receive severance benefits equal to 2.5 times the sum of their respective base salaries and target annual cash incentive awards.
(2)
All executive officers would be entitled to a payment of the pro-rata portion of their target annual cash incentive awards. As the termination event would occur on December 31, 2024, we have shown the full year target annual cash incentive award.
(3)
The Equity Acceleration column comprises the realizable value upon acceleration of vesting of unearned performance share awards for the 2023-2025 and 2024-2026 performance periods and acceleration of vesting of restricted stock unit awards. All equity awards have been calculated using the company’s closing stock price on December 31, 2024 of $39.25.
(4)
The executive officers receive a lump sum cash benefit in consideration of future health needs pursuant to the severance program.
(5)
Reflects estimated amount for reimbursement for up to twelve months of expenses incurred for outplacement services.

Under the Severance Program, benefits are payable to each of our named executive officers upon termination following a change in control. Unless the Compensation Committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and us, a change in control of the company generally means the occurrence of any of the following events:

•
Consummation of a merger or consolidation involving the company (excluding any transaction where following such transaction,
▪
all or substantially all of the individuals and entities who were the beneficial owners of the then outstanding shares of common stock of the company and the then outstanding voting securities of the company entitled to vote generally in the election of directors immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of such securities of the successor company, or
▪
no person (other than the successor company or any employee benefit plan sponsored or maintained by the company or any of its subsidiaries or the successor company) beneficially owns, directly or indirectly, 30% or more of such securities (excluding ownership resulting from ownership of such securities immediately prior to the transaction), or
▪
at least a majority of the members of the board of directors of the successor company were members of the Board of Directors at the time of either the execution of the initial agreement providing for such transaction or the action of the Board of Directors to approve such transaction); or

•
Individuals who as of May 9, 2018 constitute the Board of Directors (or whose later nomination or election to the Board of Directors was approved by at least a majority of such incumbent directors, but excluding any director who was initially nominated as a result of an actual or threatened election contest, solicitation of proxies or consents, or other action by, or on behalf of any person other than the Board of Directors) cease for any reason to constitute at least a majority of the Board of Directors subsequent to May 9, 2018; or

•
Any person acquires beneficial ownership of 30% or more of either the outstanding shares of common stock of the company or the outstanding voting securities of the company entitled to vote generally in the election of directors (excluding any acquisition by the company, any employee benefit plan (or related trust) sponsored or maintained by the company, or corporation pursuant to a transaction that would be excluded from the definition of a merger or consolidation noted above); or

•
Consummation of the sale, lease or exchange of all or substantially all of the assets of the company.

Upon a change in control, the performance period for outstanding unvested performance share awards for the 2023-2025 and 2024-2026 performance periods will be deemed concluded on the effective date of the change of control, and target awards of such performance shares plus dividend equivalents will be converted to restricted stock units that vest at the end of the respective performance period.

In addition, other change in control benefits are payable to our named executive officers if, within two years following a change in control, one of the following events occurs:

•
involuntary termination of the employee’s employment for any reason other than death, disability or misconduct;
•
separation from service by the employee within 24 months
▪
of a material reduction in his or her authority or responsibility,
▪
of a material reduction in his or her base salary,
▪
of being required to relocate his or her principal place of business to a place that is 50 miles or more from the prior principal place of business,
▪
of a material reduction in his or her benefits under cash or equity-based incentive plans, as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees, or
▪
of a material breach by the company of any material, written employment or services agreement.

Upon the occurrence of any of the events described above within two years following a change of control, the following change of control severance benefits are payable to our named executive officers:

•
Cash Severance Payment. A cash benefit equal to the employee’s base compensation plus his or her base compensation multiplied by his or her standard bonus percentage, determined as of the date of the change in control or the effective date the employee separates from service, whichever produces the larger amount, multiplied by 3 with respect to our President and Chief Executive Officer, and 2.5 with respect to all other eligible executive officers;
•
Prorated Annual Incentive Award. A cash bonus under our annual incentive plan for the fiscal year of termination, determined based on the executive officer’s target or standard bonus and prorated for the number of months during the fiscal year in which the employee was employed;
•
Benefits Payment. A cash benefit in consideration of future health care needs (i.e., medical and dental) in an amount equal to the total monthly premium for such coverage times 12;
•
Outplacement Services. Reimbursement of up to 12 months of expenses incurred for outplacement services;
•
Enhancement of Retirement Benefits. A lump sum cash benefit equal to the value of the unvested portion, if any, of the employee’s 401(k) account and the unvested portion of the employee’s “401(k) plan supplemental benefit” account under the Supplemental Plan. A lump sum cash benefit equal to the present value of the employee’s “normal retirement benefit” and “retirement plan supplemental benefit” determined under the Retirement Plan and the Supplemental Plan, respectively, if the employee is not entitled to a vested benefit under the Retirement Plan at the time he or she separates from service; and
•
Vesting of Restricted Stock Units. All unvested restricted stock units awarded upon conversion of outstanding performance share awards or awarded at least six months prior to the change in control shall become immediately vested upon the employee’s termination.

Benefits Protection Trust Agreement. We have entered into a Benefits Protection Trust Agreement (the “Trust”), which provides that in the event of a change in control, the Trust will become irrevocable and that within 30 days of the change in control we will deposit with the trustee enough assets to ensure that the total assets held by the Trust are sufficient to cover any anticipated trust expenses and to guarantee payment of the benefits payable to our employees under the Supplemental Plan; the Salaried Employees’ Supplemental Benefit Plan (the predecessor plan to our current Supplemental Plan); the Management Performance Award Plan and Management Performance Award Plan II (predecessor plans to our current annual incentive plan); the Annual Incentive Plan (our current annual incentive plan); the Severance Program; the Management Deferred Compensation Plan; the Deferred Compensation Plan for Directors; the Deferred Compensation Plan for Directors II; certain other plans that are not material for executives and directors; and agreements between us and certain of our former employees. At least annually thereafter, an actuary will be retained to re-determine the benefit commitments and expected fees. If the Trust assets do not equal or exceed 110% of the re-determined amount, then we are, or our successor is, obligated to deposit additional assets into the Trust.

Potential Payments Upon Termination in Connection with Retirement, Death or Disability. The following table summarizes the value as of December 31, 2024, of annual incentive plan awards, the number and value of performance shares that our named executive officers would be entitled to receive at the end of the applicable performance periods, and the number and value of restricted stock units for which vesting would have been accelerated, assuming the respective officer’s employment terminated on December 31, 2024, in connection with death, disability or retirement.

Name	Pro-Rata Annual Bonus ($)(1)	Pro-Rated Number of Shares Issued at End of Performance Period (#)(2)	Value of Performance Shares as of December 31, 2024 ($)(3)	Accelerated Number of RSUs (#)(4)	Value of RSUs as of December 31, 2024 ($)(3)	Total ($)
Eric J. Cremers	1,162,500	37,629	1,476,938	24,569	964,333	3,603,771
Wayne Wasechek	289,575	3,884	152,447	4,715	185,064	627,086
Ashlee Townsend Cribb	213,300	7,019	275,496	14,032	550,756	1,039,552
Michele L. Tyler	209,550	8,689	341,043	5,793	227,375	777,968
William R. DeReu	154,125	6,792	266,586	4,472	175,526	596,237

(1)
All executive officers are entitled to a payment of the pro-rata portion of their annual cash incentive award, based on the company’s actual performance. As the termination event would occur on December 31, 2024, we have shown the full year actual annual cash incentive award.
(2)
Performance share awards for the 2023-2025 and 2024-2026 performance periods are paid out on a pro-rata basis, based on “actual” performance. Actual performance may range from 0% to 200%. We have illustrated these awards, on a pro rata basis, assuming target performance, as these awards are mid-cycle. The number of shares represented in this column includes dividend equivalents through December 31, 2024.

(3)
The amounts shown in this column were calculated using the company’s closing stock price on December 31, 2024 of $39.25.
(4)
The number of restricted stock units (“RSUs”), shown in this column reflects the accelerated vesting of RSUs pursuant to the terms of the RSU award grant agreements. The number of shares represented in this column includes dividend equivalents through December 31, 2024. RSUs that vested during 2024 pursuant to the regular vesting schedule for such RSU awards are reflected in the “2024 Stock Vested” table above.

Annual Incentive Plan. Under our annual incentive plan, upon the death, disability or retirement of an employee, the employee or his or her beneficiary or estate, is entitled to a pro rata portion of the employee’s target annual cash incentive award.

Long-Term Equity Incentive Plan. If an employee’s employment terminates during the performance period because of retirement, disability or death, the employee, or his or her beneficiary, is entitled to a prorated number of the performance shares subject to the award. The prorated number of performance shares earned is determined at the end of the performance period based on the ratio of the number of completed calendar months the employee is employed during the performance period to the total number of months in the performance period. The prorated number of performance shares, plus dividend equivalents equal to the cash distributions that would have been paid on the shares earned are paid at the end of the applicable performance period. With respect to restricted stock units, if the employee’s employment terminates because of retirement, disability or death, and the vesting of the employee’s restricted stock units is to occur in its entirety as of a single date, the employee, or his or her beneficiary, will be entitled to a pro rata portion of the restricted stock units. If the vesting is to occur ratably, such as 20%, 20% and 60% over a three-year period, the employee, or his or her beneficiary, will receive the already vested restricted stock units as well as the next tranche of restricted stock units scheduled to vest.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2024 with respect to our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b) (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	837,524	—	1,467,793
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	837,524	—	1,467,793

(1)
The number of performance shares issued, as a percentage of the amount subject to the performance share award, could range from 0% to 200%. The number of performance shares to be issued is 324,406, which is based on estimated performance. Also included are 268,439 RSUs and 244,679 deferred compensation stock equivalent units.
(2)
Performance shares and RSUs do not have exercise prices and are therefore not included in the weighted average exercise price calculation.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We recommend a vote FOR this proposal.

Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement.

As described under the heading “Compensation Discussion and Analysis,” starting on page 27, our key compensation objectives are to recruit, motivate and retain talented and experienced executives, ensure our incentive compensation is aligned with short-term and long-term company performance and align our employees’ interests with those of our stockholders. Our executive compensation programs are designed to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We target our compensation levels to be at, or near, the median compensation paid by other comparable companies in our industry. A significant portion of total compensation for our senior executives is at risk and dependent on the achievement of target levels of performance. In addition, in order to maintain fiscal discipline and limit risk taking, incentive compensation includes thresholds and caps. We urge stockholders to read the “Compensation Discussion and Analysis” for a more detailed discussion of our executive compensation programs and how they reflect our philosophy and are linked to company performance.

We are asking our stockholders to approve our named executive officer compensation as described in this proxy statement by voting “FOR” the following advisory resolution at the Annual Meeting:

RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the “Compensation Discussion and Analysis,” the “Summary Compensation Table” and the related compensation tables, notes and narratives in the company’s proxy statement for the 2025 Annual Meeting of Stockholders.

The say-on-pay vote is advisory, and therefore not binding on the company, the Compensation Committee or our Board of Directors. However, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

Our Board of Directors has adopted a policy providing for an annual say-on-pay vote until the next required stockholder vote on the frequency of such votes.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Cremers, our President and Chief Executive Officer during 2024.

Mr. Cremers had 2024 annual total compensation of $6,304,045 as reflected in the Summary Compensation Table included in this Proxy Statement. His annual total compensation was approximately 77.7 times that of our median employee.

	Pay Ratio
	President and CEO ($)	Median Employee ($)
Base Salary	925,385	74,024
Stock Awards	3,202,475
Non-Equity Incentive Plan Compensation	1,124,300	1,344
Change in Pension Value and Nonqualified Deferred Compensation Earnings	955,478
All Other Compensation	96,407	5,757
TOTAL	6,304,045	81,125

CEO Pay to Median Employee Pay Ratio	77.7	1.0

We determined the median employee by reviewing the gross income maintained in company payroll records for 2024 for each company employee who was employed by us on December 31, 2024, excluding Mr. Cremers, and identifying the median employee.

PAY VERSUS PERFORMANCE DISCLOSURE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO named executive officers (“Non-PEO NEOs”) and company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for First PEO¹ ($)	Summary Compensation Table Total for Second PEO[1] ($)	Compensation Actually Paid to First PEO[1,2,3] ($)	Compensation Actually Paid to Second PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs¹˒²˒³ ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($)*	FFO ($)*,⁵
							TSR ($)	Peer Group TSR ($)
2024	—	6,304,045	—	1,888,569	1,460,561	630,158	117.95	123.25	22	223
2023	—	6,508,953	—	5,989,879	1,215,964	813,185	141.08	113.35	62	188
2022	—	5,532,534	—	3,702,409	1,490,192	1,057,653	121.92	99.67	334	468
2021	—	5,690,852	—	6,965,292	1,479,821	1,625,874	157.12	131.78	424	528
2020	6,838,249	—	9,713,519	—	1,735,782	2,345,324	119.30	92.00	167	302

* Dollars in millions.

1. Michael J. Covey was our PEO for 2020 (“First PEO”). Eric J. Cremers was our PEO for 2021, 2022, 2023, and 2024 (“Second PEO”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Jerald W. Richards	Jerald W. Richards	Jerald W. Richards	Jerald W. Richards	Wayne Wasechek
Eric J. Cremers	Ashlee Townsend Cribb	Ashlee Townsend Cribb	Wayne Wasechek	Ashlee Townsend Cribb
Thomas J. Temple	Thomas J. Temple	Michele L. Tyler	Ashlee Townsend Cribb	Michele L. Tyler
Michele L. Tyler	Michele L. Tyler	Darin R. Ball	Michele L. Tyler	William R. DeReu
—	Darin R. Ball	—	Darin R. Ball	—

2. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company’s NEOs during the applicable year. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.

Year	Summary Compensation Table Total for Eric J. Cremers ($)	Exclusion of Change in Pension Value for Eric J. Cremers ($)	Exclusion of Stock Awards for Eric J. Cremers ($)	Inclusion of Pension Service Cost for Eric J. Cremers ($)	Inclusion of Equity Values for Eric J. Cremers ($)	Compensation Actually Paid to Eric J. Cremers ($)
2024	6,304,045	(955,478)	(3,202,475)	346,733	(604,256)	1,888,569

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,460,561	(48,971)	(757,870)	18,895	(42,458)	630,158

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Eric J. Cremers ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Eric J. Cremers ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Eric J. Cremers ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Eric J. Cremers ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Eric J. Cremers ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Eric J. Cremers ($)	Total - Inclusion of Equity Values for Eric J. Cremers ($)
2024	2,043,090	(1,505,980)	—	(1,141,366)	—	—	(604,256)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	483,500	(289,531)	—	(236,427)	—	—	(42,458)

4. The Peer Group TSR set forth in this table utilizes the NAREIT Equity Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the NAREIT Equity Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

5. We determined Funds from Operations or FFO, to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024. FFO is a non-GAAP financial measure that is defined and reconciled to net income in the Compensation Discussion and Analysis, under the heading “2024 Annual Cash Incentive Awards” on page 33.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company and Peer Group Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR over the five most recently completed fiscal years, and the NAREIT Equity Index over the same period.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
12
10
8
6
4
2
0
450
400
350
300
250
200
150
100
50
0
10
2
167
7
2
424
4
1
334
6
1
62
2
1
22
2020
2021
2022
2023
2024
Fiscal Year
Michael J. Covey Compensation Actually Paid
Eric J. Cremers Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PotlatchDeltic Corporation Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and FFO

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Funds from Operations during the five most recently completed fiscal years.

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to company performance. We break out this table into a separate list for our PEO and for each of our NEOs for 2024. The measures in this table are not ranked.

Eric J. Cremers	Wayne Wasechek	Ashlee Townsend Cribb	Michele L. Tyler	William R. DeReu
FFO	FFO	FFO	FFO	FFO
TSR	TSR	TSR	TSR	TSR
-	-	EBITDDA	-	EBITDDA

GENERAL INFORMATION

Stockholder Proposals for 2026

We anticipate that the next Annual Meeting of Stockholders will be held in May of 2026. In order to be considered for inclusion in our 2026 proxy statement, stockholder proposals must comply with SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials and must be submitted in writing to: Office of the Corporate Secretary, PotlatchDeltic Corporation, 601 W. First Ave., Suite 1600, Spokane, WA 99201-3807. Proposals must be received on or prior to November 27, 2025.

Our Bylaws require that any stockholders who intend to present an item of business, including nominees for candidates for election as directors, at the 2026 Annual Meeting of Stockholders (other than a stockholder proposal submitted for inclusion in our 2026 proxy statement) must provide notice of such business to the Office of the Corporate Secretary at the address above not earlier than January 5, 2026 and not later than the close of business on February 4, 2026. Proposals should include the information set forth in our Bylaws. A copy of our Bylaws may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investor Resources,” and then “Corporate Governance.”

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nomination, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees for the 2026 Annual Meeting of Stockholders in accordance with SEC Rule 14a-19 (the universal proxy rules) must comply with all the requirements of Rule 14a-19(b).

Householding Information

We deliver only one annual report and one proxy statement to multiple shareholders at the same address unless we have received contrary instructions from one or more of the shareholders. We will, upon written or oral request, promptly deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the annual report or proxy statement was delivered. Registered shareholders who wish to receive a separate annual report or proxy statement in the future, or registered shareholders sharing an address who wish to receive a single copy of the annual report or proxy statement in the future, should contact our Transfer Agent at Computershare, P.O. Box 43006, Providence, Rhode Island 02940-3078 or by calling 866-593-2351. Beneficial shareholders who have the same address and wish to receive a separate copy of the annual report or proxy statement in the future should contact their broker, bank, or other holder of record.

Other Information

We will make available to a stockholder, free of charge, any of the following documents at the stockholder’s request:

Filings with the Securities and Exchange Commission

•
Annual Reports on Form 10-K
•
Quarterly Reports on Form 10-Q
•
Current Reports on Form 8-K
•
Registration Statements
•
Beneficial Ownership Reports for Directors and Executive Officers

Charter Documents

•
Amended and Restated Bylaws
•
Fourth Restated Certificate of Incorporation

Committee Charters

•
Audit Committee Charter
•
Executive Compensation and Personnel Policies Committee Charter
•
Nominating and Corporate Governance Committee Charter

Governance Documents

•
Corporate Conduct and Ethics Code
•
Corporate Governance Guidelines
•
Director Nomination Policy
•
Audit Committee Pre-Approval Policy
•
Officer Stock Ownership Guidelines
•
Related Person Transactions Policy
•
Audit Committee Hiring Policy
•
Audit Committee Independence and Financial Expert Policy
•
Securities Law Compliance and Insider Trading Policy
•
Director Independence Policy
•
Director Stock Ownership Guidelines
•
Incentive Compensation Recovery Policy
•
Incentive Compensation Recovery Policy for Executive Officers

These documents may be viewed by going to our website at www.potlatchdeltic.com, and selecting “Investors,” and then “Corporate Governance.” You may also submit a request for printed copies by mail or by email to the following address:

PotlatchDeltic Corporation

Attn: Corporate Secretary

601 W. First Ave., Suite 1600

Spokane, WA 99201-3807

Email: investorinfo@potlatchdeltic.com

The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

Forward-Looking Statements

Certain statements in this proxy statement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “annual,” “anticipate,” “aspire,” “become,” “believe,” “commit,” “continue,” “could,” “develop,” “estimate,” “every two years,” “expect,” “future,” “goal,” “initiative,” “intend,” “may,” “objective,” “opportunities,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” in our Annual Report on Form 10-K and in the company’s other filings with the SEC. Forward-looking statements speak only as of the date they are made, and we do not undertake to update these statements, except as required by law.

INSTRUCTIONS FOR ATTENDING THE ANNUAL MEETING

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 10, 2025, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. We have worked to offer the same participation opportunities as would be provided at an in-person meeting. You will be able to listen, vote, submit questions and examine our list of our stockholders of record via live webcast from your home or from any remote location that has Internet connectivity.

To be admitted to the Annual Meeting, log onto the virtual meeting platform at www.virtualshareholder meeting.com/PCH2025, beginning at 8:45 a.m. Pacific Daylight Time on May 5, 2025, and enter your 16-digit Control Number. The Control Number may be found on your proxy card, voting instruction form or notice. Persons without a Control Number may attend the Annual Meeting as guests, but they will not have the option to vote shares, ask questions or examine our list of stockholders of record. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in this proxy statement.

During the Annual Meeting, you may vote by completing a ballot online and ask questions by following the instructions available on www.virtualshareholdermeeting.com/PCH2025. Questions may be submitted through the virtual meeting platform during the Annual Meeting or during the fifteen (15) minutes before commencement of the Annual Meeting. In addition, you may submit questions in advance of the meeting date at www.proxyvote.com after logging in with your Control Number. To allow us to answer questions from as many stockholders as possible, each stockholder will be limited to one question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. Types of appropriate questions include questions of general concern to all stockholders, e.g., information about the meeting, the proposals to be voted on, corporate governance and executive compensation. Questions involving personal matters are not pertinent to meeting matters and therefore will not be addressed. If there are any appropriate questions which were not otherwise answered during the meeting, the questions and answers will be posted online and answered on our Investor Relations page of our website at www.potlatchdeltic.com. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

The Annual Meeting’s Rules of Conduct will be posted on the virtual meeting platform. A replay of the webcast will be available on the Investor Relations page of our website at www.potlatchdeltic.com until May 5, 2026.

The Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong connection to the internet wherever they intend to participate in the Annual Meeting and that they can hear streaming audio prior to the start of the meeting.

If you have any technical difficulties or questions regarding the Annual Meeting website, please call the support team at the numbers listed on the log-on screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to the Investor Relations page of our website at www.potlatchdeltic.com, including information on when the meeting will be reconvened.

Photo credit: Jay Brittain Photography © 2024

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PotlatchDeltic Corporation’s 2025 Proxy Statement is printed entirely on FSC-Mix paper. The FSC® label means that the material used for this product is made of FSC®-certified and other controlled material.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D95525-P85628 ! ! ! ! ! ! ! ! ! POTLATCHDELTIC CORPORATION ATTN: CORPORATE SECRETARY 601 WEST FIRST AVE., STE 1600 SPOKANE, WA 99201 2. Ratification of the appointment of KPMG LLP as our independent auditors for 2023. 1a. Linda M. Breard 1b. Eric J. Cremers 1c. James M. DeCosmo 1d. Lawrence S. Peiros 3. Advisory vote to approve executive compensation. 4. Recommendation, by advisory vote, of the frequency of future advisory votes on executive compensation. 5. Approve the amendment to the Third Restated Certificate of Incorporation to increase the number of authorized shares of common stock. For Against Abstain 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the election of four Directors to serve until the 2026 Annual Meeting of Stockholders: POTLATCHDELTIC CORPORATION The Board of Directors recommends you vote FOR proposals 2 and 3. The Board of Directors recommends you vote FOR proposal 5. The Board of Directors recommends you vote 1 YEAR on proposal 4. NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2023 Annual Meeting of Stockholders or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1 Year 2 Years 3 Years Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Before The Meeting Date Go to www.proxyvote.com or scan the QR Barcode above. Vote by 11:59 P.M. EDT on April 30, 2023 for shares held directly and by 11:59 P.M. EDT on April 26, 2023 for shares held in a 401(k) Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You may also request electronic delivery of information on this website. During delivery, please follow the instructions above to vote using the

PotlatchDeltic

SCAN TO VIEW MATERIALS & VOTE

Before The Meeting Date

During the Meeting or Within Fifteen Minutes Prior to the Meeting

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet before the meeting date at www.proxyvote.com and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on May 4, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V61344-P25346

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

POTLATCHDELTIC CORPORATION

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Anne L. Alonzo	☐	☐	☐
1b. Michael J. Covey	☐	☐	☐
1c. James M. DeCosmo	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V61345-P25346

POTLATCHDELTIC CORPORATION
Annual Meeting of Stockholders
May 5, 2025 9:00 A.M. PDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Eric J. Cremers, Wayne Wasechek and Michele L. Tyler, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote all of the shares of Common Stock of POTLATCHDELTIC CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online at 9:00 A.M. PDT on May 5, 2025, at www.virtualshareholdermeeting.com/PCH2025, as designated on the reverse side of this ballot and in their discretion upon all other matters that may properly come before such meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side